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Microsoft Corporation

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Fiscal Year 2019 Highlights

Microsoft works to conduct business in ways that are principled, transparent, and accountable to our shareholders and other key stakeholders. We believe doing so generates long-term value. As we work to help everyone achieve more, we are committed to improving our world and reporting our progress. Our fiscal year 2019 business performance and corporate responsibility results include:

Business Performance

GAAP

$125.8 billion	$43.0 billion	$39.2 billion	$5.06
Revenue (up 14%)	Operating income (up 23%)	Net income (up 137%)	Diluted earnings per share (up 138%)
Non-GAAP

$125.8 billion	$43.0 billion	$36.8 billion	$4.75
Revenue (up 14%)	Operating income (up 23%)	Net income (up 22%)	Diluted earnings per share (up 22%)

Percentages are year-over-year. See Annex A for a reconciliation of financial measures presented under accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP financial measures.

Corporate Responsibility

100%	$1.5 billion	Global Privacy Protections

Carbon neutrality achieved by our global operations every year since 2012. We are on track to reach our goal of sourcing 60% of the electricity used by our datacenters from renewable sources by the end of this year.

	Value of products and services granted to nonprofits worldwide via donation and discount programs.	Voluntarily extending key European Union privacy rights to people around the world.

Note About Forward-Looking Statements

This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this report, including the Proxy Summary and Part 2 – “Named Executive Officer Compensation.” These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Letter from our CEO

October 16, 2019

Dear Shareholder,

On behalf of the Board of Directors, it is our pleasure to invite you to the 2019 Annual Shareholders Meeting of Microsoft Corporation (“Annual Meeting”), on December 4, 2019, beginning at 8:00 a.m. Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all shareholders regardless of location. We will provide a live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/MSFT19. In addition, you will have the option to view the Annual Meeting through Microsoft Teams at www.microsoft.com/investor. A transcript with video and audio of the entire Annual Meeting will be available on the Microsoft Investor Relations website after the meeting. For further information on how to participate in the meeting, please see Part 5 – Information About the Meeting on page 63 in this Proxy Statement.

The Notice of 2019 Annual Shareholders Meeting and this Proxy Statement contain details of the business to be conducted during the Annual Meeting.

Whether or not you participate in the Annual Meeting, it is important that your shares be represented and voted during the meeting. We urge you to promptly vote and submit your proxy (1) via the Internet, (2) by phone, or (3) if you received your proxy materials by mail, by signing, dating, and returning the enclosed proxy card or voting instruction form in the envelope provided for your convenience.

This year’s shareholders Q&A session will include questions submitted both live and in advance. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with the control number (“Control Number”) found next to the label for postal mail recipients or within the body of the email sending you the Proxy Statement. Live questions may be submitted online beginning shortly before the start of the Annual Meeting. We will post questions and answers if applicable to Microsoft’s business on our Investor Relations website shortly after the meeting.

Thank you for your continued investment in Microsoft.

Sincerely,

Satya Nadella

Chief Executive Officer

Letter from the Board of Directors

October 16, 2019

Dear Shareholder,

We appreciate your investment in Microsoft. This past fiscal year offered another record year for financial performance, and Microsoft delivered strong results for our shareholders, including a return of $30.9 billion in the form of share repurchases and dividends. We celebrate these successes and look forward to more opportunity ahead as we remain committed to the long-term interests of Microsoft shareholders.

This year’s Board nominees represent a wide range of backgrounds and expertise. We believe our diversity of experiences, perspectives, and skills contributes to the Board’s effectiveness in managing risk and providing guidance that positions Microsoft for long-term success in a dynamically changing business environment. Of our 13 Board nominees, 11 are independent, which includes our Board Chair and all Committee members.

As part of our ongoing commitment to creating a balanced and effective Board with diverse viewpoints and deep industry expertise, we regularly add new directors to infuse new ideas and fresh perspectives in the boardroom. We are pleased to announce the nomination of Emma Walmsley for election to the Board at our December 4, 2019 Annual Meeting. Ms. Walmsley is CEO of GlaxoSmithKline (“GSK”) and member of the GSK board. She is an accomplished business leader who drove major advances in research and development at GSK and will bring significant insights and global experience to Microsoft.

Charles H. Noski and Helmut Panke have decided that after almost 16 years of service, they will not seek re-election and will end their Board service in December. They have been critical and insightful directors during multiple key moments for Microsoft for more than a decade and a half, and we are grateful for their many contributions.

This Proxy Statement describes Microsoft’s corporate governance policies and practices that foster the Board’s effective oversight of the Company’s business strategies and practices. We encourage you to view our director video series to bring this information to life. The videos provide an opportunity for directors to discuss how we approach our roles and responsibilities and share the unique perspectives we bring to the Board. The series is available at https://aka.ms/DirectorVideoSeries.

Beyond communicating our perspectives, we also believe in the value of listening to our shareholders. During fiscal year 2019, our Board Chair and members of management engaged with a cross-section of shareholders owning over 49% of Microsoft shares. Over the past several years, feedback from shareholders has helped the Board evolve Microsoft’s executive compensation program and further enhance shareholder rights. Shareholder feedback also helps us prioritize our efforts and enhance our transparency on workplace issues and other topics.

As we look to the year ahead, we remain excited about the opportunities Microsoft has in terms of its business, shareholder value creation, and positive impacts at a global scale. Thank you for the trust you place in us and the opportunity to serve you and our Company as directors.

Sincerely,

Your Board of Directors

Notice of 2019 Annual Shareholders Meeting

Date	December 4, 2019

Time	8:00 a.m. Pacific Time
Virtual Meeting	This year’s meeting is a virtual shareholders meeting at www.virtualshareholdermeeting.com/MSFT19

Record Date	October 8, 2019. Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	Make your vote count. Please vote your shares promptly to ensure the presence of a quorum during the Annual Meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form will save the expense of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope with postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option. We are requesting your vote to:

Items of Business

•  Elect the 13 director nominees named in this Proxy Statement.

•  Approve, on a non-binding advisory basis, the compensation paid to our named executive officers (“say-on-pay vote”).

•  Ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2020.

•  Vote on Shareholder Proposal 1: Report on Employee Representation on Board of Directors.

•  Vote on Shareholder Proposal 2: Report on Gender Pay Gap.

•  Transact other business that may properly come before the Annual Meeting.

Meeting Details	See Part 5 – Information About the Meeting for details.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 4, 2019. Our 2019 Proxy Statement and Annual Report to Shareholders are available at www.microsoft.com/investor.

By Order of the Board of Directors

Dev Stahlkopf

Secretary

Redmond, Washington

October 16, 2019

2019 PROXY STATEMENT  i

Proxy Statement Table of Contents

ii

2019 PROXY STATEMENT  iii

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all information you should consider. Please read this entire Proxy Statement carefully before voting.

Annual Shareholders Meeting

Date: December 4, 2019

Time: 8:00 a.m. Pacific Time

Meeting Agenda:

The meeting will cover the proposals listed under voting matters and vote recommendations below, and any other business that may properly come before the meeting.

Place: www.virtualshareholdermeeting.com/MSFT19
Record Date: October 8, 2019 Mailing Date: This Proxy Statement was first mailed to shareholders on or about October 22, 2019.

Voting:

Shareholders as of the record date are entitled to vote. Each share of common stock of Microsoft Corporation (“Company”) is entitled to one vote for each director nominee and one vote for each of the proposals.

Voting Matters and Vote Recommendations

See Part 4 – Proposals to be Voted on During the Meeting for more information.

	Board Recommends	See Page

Management Proposals

Election of 13 Directors	FOR	55

Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”)	FOR	56

Ratification of the Selection of Deloitte & Touche LLP as Our Independent Auditor for Fiscal Year 2020	FOR	57

Shareholder Proposals

Report on Employee Representation on Board of Directors	AGAINST	57

Report on Gender Pay Gap	AGAINST	60

Vote in Advance of the Meeting	Vote Online During the Meeting

Vote your shares at www.proxyvote.com. Have your Notice of Internet Availability or proxy card for the 16-digit control number needed to vote.	See page 63 in Part 5 – Information About the Meeting for details on voting your shares during the meeting through proxyvote.com.
Call toll-free number 1-800-690-6903.
Sign, date, and return the enclosed proxy card or voting instruction form.

2019 PROXY STATEMENT  1

Our Director Nominees

See Part 1 – Governance and our Board of Directors for more information.

The following table provides summary information about each of the 13 director nominees. Each director is elected annually by a majority of votes cast. Charles Noski and Helmut Panke are not seeking re-election and their Board service will end on the date of the Annual Meeting. Mr. Noski currently serves as Chair of the Audit Committee and a member of the Governance and Nominating Committee. Mr. Panke currently serves as Chair of the Regulatory and Public Policy Committee and as a member of the Audit Committee. Committee assignments effective immediately following the Annual Meeting are described below. The Board has nominated Emma Walmsley for election as director. If elected, her term will begin on December 4, 2019. The Board has approved a decrease in its size from 14 members to 13 members effective as of December 4, 2019.

Name Occupation	Age	Director Since	Independent	Other Public Boards	Committee Memberships*
					AC	CC	GN	RPP

William H. Gates III Co-Chair and Trustee, Bill & Melinda Gates Foundation	63	1981	No	1

Reid G. Hoffman Partner, Greylock Partners	52	2017	Yes	0

Hugh F. Johnston Vice Chairman and CFO, PepsiCo, Inc.	58	2017	Yes	0

Teri L. List-Stoll Executive Vice President and CFO, The Gap, Inc.	56	2014	Yes	1

Satya Nadella CEO, Microsoft Corporation	52	2014	No	1

Sandra E. Peterson Operating Partner, Clayton, Dubilier & Rice, LLC	60	2015	Yes	0

Penny S. Pritzker Chairman, PSP Partners, L.L.C.	60	2017	Yes	0

Charles W. Scharf** Former Chairman and CEO, The Bank of New York Mellon Corporation	54	2014	Yes	0

Arne M. Sorenson President and CEO, Marriott International, Inc.	61	2017	Yes	1

John W. Stanton Chairman, Trilogy Partnerships	64	2014	Yes	2

John W. Thompson Independent Chair, Microsoft Corporation; Former CEO, Virtual Instruments Corporation	70	2012	Yes	1

Emma N. Walmsley*** CEO and Director, GlaxoSmithKline plc	50	New Nominee	Yes	1

Padmasree Warrior Founder, President, and CEO, Fable Group, Inc.	58	2015	Yes	1

AC: Audit Committee CC: Compensation Committee GN: Governance and Nominating Committee RPP: Regulatory and Public Policy Committee	Chair	Member	Financial Expert

*

Effective December 1, 2019, changes to the committee chairs will be: Audit Committee, Hugh F. Johnston; Compensation Committee, Sandra E. Peterson; Regulatory and Public Policy Committee, Penny S. Pritzker. If nominees are elected by shareholders, committee composition immediately following the Annual Meeting will be:

●	Audit Committee: Hugh F. Johnston (chair); committee members include Teri L. List-Stoll, Arne M. Sorenson, and John W. Stanton.

●	Compensation Committee: Sandra E. Peterson (chair); committee members include Charles W. Scharf and Padmasree Warrior.

●	Governance and Nominating Committee: John W. Thompson (chair); committee members include Teri L. List-Stoll, Sandra E. Peterson, and Charles W. Scharf.

●	Regulatory and Public Policy Committee: Penny S. Pritzker (chair); committee members include John W. Stanton and John W. Thompson.

**	Wells Fargo & Company has announced that effective October 21, 2019, Charles W. Scharf will become its President, CEO, and a member of the Board of Directors.

***	The Board will consider committee appointments for Emma N. Walmsley if she is elected to the Board.

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Executive Compensation Advisory Vote

Our Board recommends that shareholders vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (“Named Executives”) as described in this Proxy Statement (“say-on-pay vote”), for the reasons below. We received 96% say-on-pay vote support at our 2018 Annual Meeting. Our Compensation Committee believes the vote indicates support for our program.

Pay for Performance

We have executed on our pay for performance philosophy.

•  55% of the annual target compensation opportunity for our Named Executives was performance-based (on average).

•  50% of the annual cash incentive is determined based on pre-established financial targets, and the other 50% is determined qualitatively based on performance in three weighted performance categories.

•  The metrics for our performance stock awards are reviewed annually to ensure they reflect key business developments that drive long-term growth.

•  Our performance stock awards include a relative total shareholder return (“TSR”) multiplier to reward significant positive outperformance and align executives’ and shareholders’ long-term interests.

•  At least 70% of target compensation for our Named Executives was equity-based, providing incentives to drive long-term business success and direct alignment with returns to shareholders.

See Part 2 – Named Executive Officer Compensation for more information.

Sound Program Design

We design our executive officer compensation programs to attract, motivate, and retain the key executives who drive our success and industry leadership, while considering individual and Company performance and alignment with the long-term interests of our shareholders. We achieve our objectives through compensation that:

• Provides a competitive total pay opportunity.

• Delivers a majority of pay based on performance.

• Consists primarily of stock-based compensation.

• Enhances long-term focus through multi-year vesting of stock awards.

• Does not encourage unnecessary and excessive risk taking.

Best Practices in Executive Compensation

Our leading practices include:

• No excessive perquisites (no executive-only club memberships or medical benefits) or tax gross-ups.

• No employment contracts or change in control benefits.

• A strong clawback policy.

• A robust executive stock ownership policy.

• A policy prohibiting pledging and hedging ownership of Microsoft stock.

• No executive-only retirement programs.

2019 PROXY STATEMENT  3

Business Overview

Our Business Performance

In fiscal year 2019, we continued to achieve strong business results, focusing on enabling the success and earning the trust of our customers. We expanded our offerings and accelerated innovation to capture the opportunities that the era of intelligent cloud and intelligent edge is creating for our customers. We continue to improve our position as a trusted partner to our customers, accelerating their digital transformations through our key cloud, productivity tools, and artificial intelligence assets.

Fiscal Year 2019 Achievements

•	Revenue exceeded $125 billion.

•	Commercial cloud revenue grew 43% to $38.1 billion.

•	Server products and cloud services revenue grew 25%.

•	Azure revenue grew 72%.

•	Windows Commercial products and cloud services revenue grew 14%.

•	Gaming revenue grew 10% to $11.4 billion.

•	Surface revenue grew 23% to $5.7 billion.

•	LinkedIn revenue grew 28% to $6.8 billion.

Percentagesare year-over-year. Commercial cloud revenue includes Office 365 Commercial, Azure, the commercial portion of LinkedIn, Dynamics 365, and other commercial cloud properties.

Strong Long-Term Performance

Total Shareholder Return* through June 30, 2019	Our total shareholder return and total cash returned to shareholders for the past three years have continued to be strong.	Total Cash Returned to Shareholders (in billions)
* Total shareholder return includes reinvestment of dividends.

Governance and Board Best Practices

Our mission to empower every person and every organization on the planet to achieve more is ambitious, and we cannot fulfill it with a narrow or short-term focus. Our adoption of leading governance practices fosters our sustained business success over the long term. Strong corporate governance, informed by participation from our shareholders, is essential to achieving our mission. During fiscal year 2019, independent members of our Board and members of management conducted outreach to a cross-section of shareholders owning over 49% of our shares and provided shareholder feedback to the Board.

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Our Board believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility. Of our 13 Board nominees, 11 are independent. Having an independent board is a core element of our governance philosophy.

Our Director Nominees

Independent, Effective Board Oversight

•  Independent Board Chair.

•  11 of 13 director nominees are independent.

•  All committee members are independent.

•  Board-adopted refreshment commitment to maintain an average tenure of 10 years or less for its independent directors as a group.

•  Executive sessions provided for all in-person Board and committee meetings.

•  Annual Board and committee evaluations.

•  Director orientation and continuing education programs for directors.

•  All current Audit Committee members are audit committee financial experts under the Securities and Exchange Commission (“SEC”) rules.

•  Independent compensation consultant.

Shareholder Rights

•  Single class of stock with equal voting rights.

•  All directors are elected annually.

•  Directors are elected by majority vote in uncontested elections.

•  Confidential voting policy.

•  15% of outstanding shares can call a special meeting.

•  Our bylaws provide for proxy access by shareholders.

See Part 1 – Governance and our Board of Directors for more information.

2019 PROXY STATEMENT  5

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1. Governance and Our Board of Directors

Trust and Governance

We believe that earning the trust of our customers, partners, shareholders, and other stakeholders is a foundation of our business success and is fundamental to realizing Microsoft’s mission to empower every person and every organization on the planet to achieve more.

Our focus on earning trust positions us well as technology companies face new scrutiny and demands for accountability. The technology sector faces greater expectations than ever from governments and other stakeholders to address the impacts of technology on individual rights, cybersecurity, and environmental sustainability. Customers embrace technology they understand and trust, and we expect they will increasingly turn away from products and companies that fail to uphold that trust. Governments and investors are increasingly focused on the importance of the effective engagement and action on environmental, social, and governance (“ESG”) topics.

To meet the expectations of our stakeholders and to earn and maintain their trust, we are committed to conducting our business in ways that are principled, transparent, and accountable. The foundation of these commitments is expressed in Microsoft’s Standards of Business Conduct (“Standards”) at https://www.microsoft.com/en-us/legal/compliance/sbc/ which apply to our employees, officers, Board of Directors, and our subsidiaries and controlled affiliates across the globe. These Standards require not only legal compliance, but also broader commitments to address accessibility, diversity and inclusion, human rights, and privacy. In support of these Standards, we strive to build a workplace culture that embraces learning and fosters trust—a culture where every employee feels free to ask questions and raise concerns when something doesn’t seem right. We extend our high expectations to suppliers who do business with Microsoft, requiring them to uphold the human rights, labor, health and safety, environmental, and business ethics practices prescribed in our Supplier Code of Conduct at http://aka.ms/scoc.

In addition, we have made a broad range of commitments on issues of significant concern to the public, including privacy, security, and environmental sustainability. We believe privacy is a fundamental human right and demonstrate our belief with concrete actions to protect our customer’s privacy and give them control over their data. We take a broad view of cybersecurity and work to protect our customers and the wider community through our own security operations, the security products and services we offer, and our investments in technology, industry, and policy partnerships. As part of our commitment to environmental sustainability, we’ve achieved carbon neutrality for our global operations every year since 2012. In 2019, we also set our next milestone on the path to powering our datacenters with 100% renewable energy, aiming to surpass a 70% target by 2023.

We also aim to hold ourselves accountable by publicly reporting on our policies, practices, and performance to provide our stakeholders visibility into how we are meeting our commitments and responsibilities. Our Reports Hub available at www.microsoft.com/transparency provides a consolidated, comprehensive view of our ESG reporting and data ranging from our carbon footprint to workforce demographics to political donations. We work to align our ESG reporting to global standards such as the Global Reporting Initiative Sustainability Reporting Standards. In addition, we were among the first companies to align our human rights work with the United Nations Guiding Principles on Business and Human Rights and to adopt the United Nations Guiding Principles Reporting Framework.

Our commitment to strong corporate governance and effective board oversight plays a critical role in ensuring accountability and earning trust. Below we describe Microsoft’s corporate governance policies and practices that foster effective Board oversight in service of the long-term interests of our shareholders, explain the process for selecting director candidates, and present the 2019 nominees for election to our Board.

Board of Directors Oversight Roles

Shareholders elect our Board to serve their long-term interests and to oversee management. Our Board and its committees work closely with management to provide oversight, review, and counsel related to long-term strategy, risks and opportunities, and feedback from shareholders. In particular, the Board oversees business affairs and integrity, works with management to determine our mission and long-term strategy, oversees risk management, performs the annual CEO evaluation, oversees CEO succession planning, and oversees internal control over financial reporting and external audit. The Board looks to the expertise of its

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1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

committees to provide strategic oversight in their areas of focus. Examples of oversight areas are provided below and further below we describe the Board’s committee structure and each committee’s areas of focus and oversight.

Strategy

Led by the CEO, the Senior Leadership Team (“SLT”) drives Microsoft’s strategy and operations and works to develop and execute business strategy, foster our desired culture, create innovative products, establish accountability, and control risk. The SLT also aligns our structure, operations, people, policies, and compliance efforts to our mission and strategy.

Overseeing management’s development and execution of the Company’s strategy is one of our Board’s primary responsibilities. The Board works closely with the SLT to respond to a dynamically changing business environment. The SLT and other leaders from across the Company provide business and strategy updates to our Board quarterly, and the Board participates in an annual strategy retreat with the SLT and other leaders. At meetings throughout the year, the Board also assesses the strategic alignment of the Company’s budget and capital plan and strategic acquisition and integration process. For large acquisitions such as LinkedIn and GitHub, the Board engages management on a broad range of considerations, such as due diligence findings, valuation, and integration planning.

Risk

Microsoft’s Corporate Governance Guidelines at https://aka.ms/policiesandguidelines describe our Board’s risk oversight roles. The Board and the Audit Committee assess whether management has an appropriate framework to manage risks and whether that framework is operating effectively. On a regular basis, the Board and its committees engage with management on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis. The Board executes its oversight responsibility directly and through its committees, who regularly report back to the Board. For information on specific areas of risk oversight, each committee has a charter describing its specific responsibilities which can be found on our website at https://aka.ms/boardcommittees. The Board exercises direct oversight of strategic risks to the Company and other risk areas not delegated to one of its committees. We believe that the Board’s leadership structure, including its independent chair, supermajority of independent directors, and allocation of oversight responsibilities to appropriate committees, provides effective board-level risk oversight.

Culture, Workplace, and Succession Planning

We focus on creating a respectful, rewarding, diverse, and inclusive work environment that allows our employees to build meaningful careers. Key to this environment is cultivating a growth mindset, where our workforce is focused on learning, listening, and growing. We have established a set of five “People Priorities” that ground our Human Resource strategy: talent that can change the world, an evolving culture with a growth mindset, an exceptional place to work, transformational leadership, and empowering at scale. Each SLT member serves as a “sponsor” for one or more of the priorities and all are accountable to help achieve them. We consider employee input from our annual anonymous poll and other feedback channels in designing talent programs, rewards, and benefits, and building the overall employee experience.

The Board, the Compensation Committee, and the Regulatory and Public Policy Committee engage with the SLT and Human Resources executives across a broad range of human capital management topics including culture, succession planning and development, compensation, benefits, employee recruiting and retention, and diversity and inclusion. Additionally, each year the Compensation and Audit Committees evaluate management’s annual assessment of risk related to our compensation policies and practices. The Compensation Committee also oversees our sales incentive programs through engagement with management’s Sales Incentive Compensation Governance Committee. The Board and the Compensation Committee work with the CEO and our head of Human Resources to review CEO and senior executive succession plans, considering the qualifications and experience of potential leadership candidates.

Our Governance Structure

Framework

We have developed a corporate governance framework designed to ensure our Board has the authority and practices in place to review and evaluate our business operations and to make decisions independent of management. Our goal is to align the interests of directors, management, and shareholders, and comply with or exceed the requirements of the NASDAQ Stock Market, LLC (“NASDAQ”) and applicable laws and regulations. This framework establishes the practices our Board follows with respect to, among other things, Board composition and member selection, Board meetings and involvement of senior management, director

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compensation, CEO performance evaluation, management succession planning, and Board committees. The Board is committed to seeking opportunities for improvements on an ongoing basis. Each spring, the Board updates our corporate governance framework based on shareholder feedback, results from the annual shareholders meeting, the Board and committees’ self-assessments, governance best practices, and regulatory developments.

Our Corporate Governance Documents

• Amended and Restated Articles of Incorporation

• Bylaws

• Corporate Governance Guidelines

• Director Independence Guidelines

• Microsoft Finance Code of Professional Conduct

• Microsoft Standards of Business Conduct

• Audit Committee Charter and Responsibilities Calendar

• Compensation Committee Charter

• Governance and Nominating Committee Charter

• Regulatory and Public Policy Committee Charter

• Executive Stock Ownership Policy

• Executive Compensation Recovery Policy

• Compensation Consultant Independence Standards

These documents are available on our website at https://aka.ms/policiesandguidelines.

Shareholder Rights

Microsoft strives to implement best practices in shareholder rights and to ensure the Company and Board align with the long-term interests of shareholders. We have enhanced our corporate governance framework over time based on input from our Board, shareholders, and other governance experts. Shareholder rights provided include:

•	Single class of shares with each share entitled to one vote.

•	Annual election of all directors (unclassified board).

•	Majority voting standard for directors in uncontested elections.

•	Confidential voting policy.

•	Shareholders of 15% of outstanding shares have the right to call a special meeting.

•

Proxy access bylaw allows groups of up to 20 shareholders holding 3% of shares for at least three years to nominate up to two individuals or 20% of the Board (whichever is greater) for inclusion in the proxy statement and ballot for election at an annual shareholders meeting.

Other requirements that align Company and long-term interests of shareholders include:

•	Significant stock ownership requirements for directors, executive officers, and other senior leaders.

•	Strong ‘no-fault’ executive compensation recovery (“clawback”) policy that applies to executive officers, other senior leaders, and our chief accounting officer.

•

Strict hedging and pledging prohibitions against our directors and executive officers hedging their ownership of Microsoft stock, including by trading in options, puts, calls, or other derivative instruments related to Company stock or debt. Directors and executive officers are prohibited from purchasing Microsoft stock on margin, borrowing against Microsoft stock held in a margin account, or pledging Microsoft stock as collateral for a loan.

•	Board tenure policy that seeks to maintain an average tenure of 10 years or less for the Board’s independent directors.

Shareholder Engagement

Effective corporate governance includes regular constructive conversations with our shareholders to proactively seek shareholder insights and to answer shareholder inquiries.

We maintain an active dialogue with shareholders to ensure a diversity of perspectives is thoughtfully considered on issues including strategy, business performance, risk, culture and workplace topics, compensation practices, and a broad range of ESG issues. Our Office of the Corporate Secretary coordinates engagement with Investor Relations and provides a summary of all relevant feedback to our Board. In fiscal year 2019, our Board Chair and members of management engaged with a cross-section of shareholders owning over 49% of Microsoft shares. In addition, throughout the year our Investor Relations group engages with our

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shareholders, frequently along with Mr. Nadella, our CEO, or Ms. Hood, our CFO. As noted above, each spring the Board updates our corporate governance framework based on a number of inputs including shareholder feedback.

To communicate broadly with our shareholders, we also seek to transparently share ESG information relevant to our shareholders through our Investor Relations website, our Annual Report, this Proxy Statement, our Reports Hub, and in posts about Microsoft On the Issues blog.

We are proud to have helped pioneer a director video series that gives shareholders and other stakeholders insight into the thinking of our Board members. We recently released a new installment featuring an interview with Hugh Johnston. The videos provide an opportunity for our directors to discuss how they approach their role and responsibilities and to provide a behind-the-scenes look into the boardroom. The series can be viewed on our website at https://aka.ms/DirectorVideoSeries.

Annual Board and Committee Evaluation Process

The Board is committed to a rigorous self-evaluation process. The Governance and Nominating Committee annually evaluates the performance of the Board. The evaluation includes feedback from each director, and the results are reported to and discussed with the Board. The report includes an assessment of the Board’s compliance with the principles in the Corporate Governance Guidelines and identifies areas in which the Board could enhance its performance.

In addition, each committee annually evaluates its performance and reports the results to the Board. For each committee, the evaluation includes feedback from directors, as well as key members of management and consultants who regularly attend the meetings. Each committee’s report includes an assessment of the committee’s compliance with the principles in the Corporate Governance Guidelines and its charter and identifies areas in which the committee could enhance its performance. Results requiring additional review or consideration are discussed at subsequent Board and committee meetings.

Director Attendance

Each quarter, our Board holds two-day in-person meetings. Committee meetings occur the first day before the Board meeting. Once a year, committee and Board meetings occur on the same day so that the evening and following day can be devoted to the Board’s annual strategy retreat, which includes presentations and discussions with our SLT and other senior management about our long-term strategy. In addition to the quarterly meetings, typically there are other regularly scheduled Board and committee meetings and several special meetings each year. At each quarterly Board meeting, time is set aside for the independent directors to meet without management present. Our Board met five times during fiscal year 2019.

Each director nominee who is a current director attended at least 75% of the aggregate of all fiscal year 2019 meetings of the Board and each committee on which he or she served.

Directors are expected to attend the annual shareholders meeting, if practicable. All directors attended the 2018 Annual Meeting.

Director Orientation and Continuing Education

Our orientation program familiarizes new directors with our businesses, strategies, and policies and assists new directors in developing Company and industry knowledge to optimize their service on the Board. Regular continuing education programs enhance the skills and knowledge directors use to perform their responsibilities. These programs may include internally developed programs, programs presented by third parties, or financial and administrative support to attend qualifying academic or other independent programs.

Director Stock Ownership Policy

To align the interests of our directors and shareholders, our directors are required to own Microsoft shares equal in value to at least three times the base annual retainer (cash and stock) payable to a director. Each director must retain 50% of all net shares (post-tax) from the retainer until reaching the minimum share ownership requirement. Stock deferred under the Deferred Compensation Plan for Non-Employee Directors counts toward the minimum ownership requirement. Each of our directors complied with our stock ownership policy in fiscal year 2019.

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Derivatives Trading, Hedging, and Pledging

Our directors and executive officers are prohibited from trading in options, puts, calls, or other derivative instruments related to Microsoft equity or debt securities. They also are prohibited from purchasing Microsoft common stock on margin, borrowing against Microsoft common stock held in a margin account, or pledging Microsoft common stock as collateral for a loan. Employees, other than executive officers, are generally permitted to engage in transactions designed to hedge or offset market risk.

Board Independence

Having an independent board is a core element of our governance philosophy. The Corporate Governance Guidelines provide that a substantial majority of our directors will be independent. The independent members of the Board annually appoint an independent Board Chair to facilitate the Board’s oversight of management, promote communication between management and our Board, engage with shareholders, and lead consideration of key governance matters.

Key Elements of Board Independence at Microsoft

•  11 of 13 director nominees are independent – We are committed to maintaining a substantial majority of directors who are independent of the Company and management. Except for our CEO, Satya Nadella, and our co-founder, Bill Gates, all director nominees are independent.

•  Board tenure – We are committed to board refreshment. To strike a balance between retaining directors with deep knowledge of the Company and adding directors with a fresh perspective, the Board will seek to maintain an average tenure of 10 years or less for its independent directors as a group.

•  Executive sessions of independent directors – At each quarterly Board meeting, time is set aside for the independent directors to meet in executive session without management present. Additional executive sessions are held as needed.

•  Committee independence – Only independent directors are members of the Board’s committees. Each committee meets regularly in executive session.

•  Independent compensation consultant – The compensation consultant retained by the Compensation Committee is independent of the Company and management as required by the Compensation Consultant Independence Standards.

•  Independent Board Chair – John Thompson currently serves as independent Chair of the Board. Key responsibilities include:

• Calling meetings of the Board and independent directors.

• Setting the agenda for Board meetings in consultation with other directors, the CEO, and the Corporate Secretary.

• Chairing executive sessions and coordinating activities of the independent directors.

• Leading the Board’s annual CEO performance evaluation.

• When requested, representing the Board with internal and external audiences including shareholders.

Board Committees

To support effective corporate governance, our Board delegates certain responsibilities to its committees, who report on their activities to the Board. These committees have the authority to engage legal counsel or other advisors or consultants as they deem appropriate to carry out their responsibilities. Our Board has an Audit Committee, Compensation Committee, Governance and Nominating Committee, and Regulatory and Public Policy Committee. In addition, our Regulatory and Public Policy Committee holds joint meetings with both the Audit Committee and the Compensation Committee on areas of complementary responsibility.

The table below provides summary information about each director nominee followed by a summary of each committee’s responsibilities. Each committee has a charter describing its specific responsibilities which can be found on our website at https://aka.ms/boardcommittees.

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Membership

Director	Audit	Compensation	Governance and Nominating	Regulatory and Public Policy
William H. Gates III
Reid G. Hoffman
Hugh F. Johnston
Teri L. List-Stoll
Satya Nadella
Charles H. Noski*
Helmut Panke*
Sandra E. Peterson
Penny S. Pritzker
Charles W. Scharf
Arne M. Sorenson
John W. Stanton
John W. Thompson
Padmasree Warrior
Number of meetings in fiscal year 2019	9	5	4	3

* Charles Noski and Helmut Panke will not seek re-election at the 2019 Annual Meeting.	Chair Member Financial Expert

Effective December 1, 2019, changes to the committee chairs will be: Audit Committee, Hugh F. Johnston; Compensation Committee, Sandra E. Peterson; Regulatory and Public Policy Committee, Penny S. Pritzker.

If nominees are elected by shareholders, committee composition immediately following the Annual Meeting will be: (i) Audit Committee: Hugh F. Johnston (chair), Teri L. List-Stoll, Arne M. Sorenson, and John W. Stanton; (ii) Compensation Committee: Sandra E. Peterson (chair); Charles W. Scharf, and Padmasree Warrior; (iii) Governance and Nominating Committee: John W. Thompson (chair); Teri L. List-Stoll, Sandra E. Peterson, and Charles W. Scharf; and (iv) Regulatory and Public Policy Committee: Penny S. Pritzker (chair); John W. Stanton, and John W. Thompson. Emma N. Walmsley is nominated for election to the Board at the Annual Meeting. The Board will consider committee appointments for Ms. Walmsley if she is elected to the Board.

Audit

•  Oversee the work of our accounting function and internal control over financial reporting.

•  Oversee internal auditing processes.

•  Inquire about significant risks, review our policies for enterprise risk assessment and risk management, and assess the steps management has taken to control these risks.

•  Review with management policies, practices, compliance, and risks relating to our investment portfolio.

•  With the Regulatory and Public Policy Committee, review risks relevant to the Company’s information system architecture and controls and cybersecurity. The chairs of these committees, in consultation with the Board Chair, may determine that this should be undertaken by the full Board in place of a joint meeting of the committees.

•  Review compliance with significant applicable legal, ethical, and regulatory requirements, including those relating to regulatory matters that may have a material impact on our consolidated financial statements or internal control over financial reporting.

The Audit Committee is responsible for the compensation, retention, and oversight of the independent auditor engaged to issue audit reports on our consolidated financial statements and internal control over financial reporting. The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities.

The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. All current members of the Audit Committee meet the NASDAQ listing standard of financial sophistication and are “audit committee financial experts” under SEC rules.

2019 PROXY STATEMENT  11

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Compensation

•  Assist our Board in establishing the annual goals and objectives of the CEO.

•  Establish the process for annually reviewing the CEO’s performance.

•  Recommend our CEO’s compensation to the independent members of our Board for approval.

•  Approve annual compensation, and in consultation with the CEO oversee performance evaluations, for the non-CEO members of the SLT.

•  Review and discuss with the CEO and report to the Board development and corporate succession plans for the non-CEO members of the SLT.

•  Oversee administration of the Company’s equity-based compensation and retirement plans.

•  Monitor and evaluate the compensation and benefits structure of Microsoft, as the committee deems appropriate, including policies regarding SLT compensation.

•  Oversee and advise the Board and management about Company policies, programs, and initiatives for diversity and inclusion, and annually meet with the Regulatory and Public Policy Committee on these matters and human capital management.

•  Periodically review the compensation paid to non-employee directors and make recommendations to our Board for any adjustments.

Our senior executives for Human Resources support the Compensation Committee in its work. The Committee may delegate its authority to subcommittees and to one or more designated members of the Committee. The Committee may delegate to one or more executive officers the authority to make grants of equity-based compensation to eligible individuals who are not executive officers and to administer the Company’s equity-based compensation plans. The Committee has delegated to senior management the authority to make stock award grants to employees who are not members of the SLT or Section 16 officers and to administer the Company’s equity-based compensation plans.

Independent compensation consultant – The Compensation Committee retains Semler Brossy Consulting Group, LLC (“Semler Brossy”) to advise the Committee on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. Semler Brossy also evaluates compensation for non-employee directors, the next levels of senior management, and equity compensation programs generally. Semler Brossy consults with the Committee about its recommendations to the Board on CEO compensation. Semler Brossy is directly accountable to the Committee. To maintain the independence of the firm’s advice, Semler Brossy does not provide any services for Microsoft other than those described above. The Committee has adopted Compensation Consultant Independence Standards, which can be viewed on our website at https://aka.ms/policiesandguidelines. These standards require that the Committee annually assess the independence of its compensation consultant. A consultant satisfying the following requirements will be considered independent. The consultant (including each individual employee of the consultant providing services):

•  Is retained and terminated by, has its compensation fixed by, and reports solely to, the Compensation Committee.

•  Is independent of the Company.

•  Will not perform any work for Company management except at the request of the Compensation Committee chair and in the capacity of the Committee’s agent.

•  Should not provide any unrelated services or products to the Company and its affiliates or management, except for surveys purchased from the consultant’s firm.

In assessing the consultant’s independence, the Compensation Committee considers the nature and amount of work performed for the Committee during the year, the nature of any unrelated services performed for the Company, and the fees paid for those services in relation to the firm’s total revenues. The consultant annually prepares for the Committee an independence letter providing assurances and confirmation of the consultant’s independent status under the standards. The Committee believes that Semler Brossy has been independent during its service for the Committee.

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Governance and Nominating

• Determine and recommend the slate of director nominees for election to our Board during the annual meeting.

• Identify, recruit, and recommend candidates for the Board.

• Review and make recommendations to the Board about the composition of Board committees.

• Annually evaluate the performance and effectiveness of the Board.

• Annually assess the independence of each director.

• Monitor adherence to, review, develop, and recommend changes to our corporate governance framework.

• Review and provide guidance to the Board and management about the framework for the Board’s oversight of, and involvement in, shareholder engagement.

• Annually review the charters of Board committees and, after consultation with the respective committees, make recommendations, if necessary, about changes to the charters.

Regulatory and Public Policy

• Review and advise the Board and management about legal, regulatory, and compliance matters concerning competition and antitrust, privacy, workforce, and immigration laws and regulations.

• With the Audit Committee, review risks relevant to our information system architecture and controls and cybersecurity. The chairs of these committees, in consultation with the Board Chair, may determine that this should be undertaken by the full Board in place of a joint meeting of the committees.

• With the Compensation Committee, review policies, programs, and initiatives for human capital management and diversity and inclusion.

• Review our policies and programs that relate to matters of corporate social responsibility, including accessibility, environmental sustainability, ethical business practices, human rights, philanthropy, privacy and cybersecurity, and responsible sourcing.

• Review our government relations activity and political activities and expenditures.

• Review our public policy agenda and position on significant public policy matters.

Recognizing the interest of shareholders in establishing greater transparency about corporate political contributions, we disclose our political contributions to support candidates and ballot measures and how certain of our trade association membership dues are used for political activities. As part of our commitment to transparency, we developed the Principles and Policies for Guiding Microsoft’s Participation in the Public Policy Process in the United States, which focuses on ensuring compliance with applicable federal and state laws and goes beyond compliance to implement what we consider leading practices in corporate accountability, transparency, integrity, and responsibility. The policy is available at www.microsoft.com/en-us/public-policy-engagement.

2019 PROXY STATEMENT  13

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Director Selection and Qualifications

Shareholders elect our Board of Directors annually. In making its annual director nominations determination, the Board’s objective is to recommend a group of directors that can best ensure the continuing success of our business and represent shareholder interests through the exercise of sound judgment using its diversity of experience and perspectives.

The Governance and Nominating Committee recommends to the Board director candidates for nomination and election during the annual shareholders meeting or for appointment to fill vacancies. The Committee works with our Board to determine the characteristics, skills, and experience for the Board as a whole and its individual members with the objective of having a board with diverse backgrounds, skills, and experience. In making its recommendations to our Board, the Committee considers the qualifications of individual director candidates applying the Board membership criteria described below. The Committee retains any search firm involved in identifying potential candidates and approves their fees.

For all directors, we require independence, integrity, personal and professional ethics, business judgment, and the ability and willingness to commit sufficient time to the Board. Our Board considers many factors in evaluating the suitability of individual director candidates, including their general understanding of global business, sales and marketing, finance, and other disciplines relevant to the success of a large, publicly traded company; understanding of our business and technology; educational and professional background; personal accomplishment; and national, gender, age, and ethnic diversity. The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. We work with our search firm to ensure the candidate slate provided to the Committee includes diverse candidates.

The Board does not believe that directors should expect to be re-nominated annually. In determining whether to recommend a director for re-election, the Committee considers the director’s participation in and contributions to the activities of the Board, the results of the most recent Board evaluation, and meeting attendance.

When the Committee recruits new director candidates, that process typically involves either a search firm or a member of the Committee contacting a prospect to assess interest and availability. A candidate will then meet with members of the Board and Mr. Nadella, and then meet with members of management as appropriate. At the same time, the Committee and the search firm will contact references for the candidate. A background check is completed before a final candidate recommendation is made to the Board.

Shareholders previously elected all Board nominees, except Ms. Walmsley. In recruiting Ms. Walmsley, the Committee retained the search firm Egon Zehnder to help identify director prospects, perform candidate outreach, assist in reference checks, and provide other related services.

The Committee assesses its efforts to maintain an effective and diverse board as part of its regular responsibilities, which include annually:

•	Reporting to our Board on the performance and effectiveness of the Board.

•	Presenting to our Board individuals recommended for election to the Board during the annual meeting.

•	Assessing the Committee’s own performance.

Shareholder Recommendations and Nominations of Director Candidates

Recommendations

The Governance and Nominating Committee considers shareholder recommendations for candidates for the Board of Directors using the same criteria described above. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating shareholder’s ownership of Company stock must be sent to the attention of MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, WA, 98052-6399.

Nominations

Our Bylaws provide for proxy access shareholder nominations of director candidates by eligible shareholders. A shareholder who wishes to formally nominate a candidate must follow the procedures described in Article 1 of our Bylaws. Proxy access candidates will be included in the Company’s proxy statement and ballot.

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Board Composition

Our Board of Directors believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility.

Director Nominee Qualifications, Expertise, and Attributes

Board Diversity

Representation of gender, ethnic, geographic, cultural, or other perspectives that expand the Board’s understanding of the needs and viewpoints of our customers, partners, employees, governments, and other stakeholders worldwide.

7

Financial

Leadership of a financial firm or management of the finance function of an enterprise, resulting in proficiency in complex financial management, capital allocation, and financial reporting processes.

7

Global Business

Experience driving business success in markets around the world, with an understanding of diverse business environments, economic conditions, cultures, and regulatory frameworks, and a broad perspective on global market opportunities.

12

Leadership

Extended leadership experience for a significant enterprise, resulting in a practical understanding of organizations, processes, strategic planning, and risk management. Demonstrated strengths in developing talent, planning succession, and driving change and long-term growth.

13

Mergers and Acquisitions

A history of leading growth through acquisitions and other business combinations, with the ability to assess “build or buy” decisions, analyze the fit of a target with a company’s strategy and culture, accurately value transactions, and evaluate operational integration plans.

12

Sales and Marketing Experience developing strategies to grow sales and market share, build brand awareness and equity, and enhance enterprise reputation.
5

Technology A significant background working in technology, resulting in knowledge of how to anticipate technological trends, generate disruptive innovation, and extend or create new business models.
8

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The table below summarizes the key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. Our director nominees’ biographies describe each director’s background and relevant experience in more detail.

Director Skill Matrix

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Our Director Nominees

Following are biographies for the 13 directors nominated by the Board for election during the 2019 Annual Meeting.

William H. Gates III

Age: 63 | Director Since: 1981 | Birthplace: United States

Experience:

Microsoft Corporation (1981-present)

•   Technical Advisor to Satya Nadella (CEO) (2014-present)

•   Co-founder and Chairman (1981-2014)

•   Chief Software Architect (2000-2006)

•   Chief Executive Officer (1981-2000)

Microsoft Committees:

•   None

Other Public Company Directorships:

•   Berkshire Hathaway Inc.

Former Public Company Directorships
held in the Past Five Years:

•   None

Other Positions:

•    Co-Chair and Trustee, Bill & Melinda Gates Foundation

Reid G. Hoffman

Age: 52 | Director Since: 2017 | Birthplace: United States | Independent

Experience:

Greylock Partners (2009-present) (venture capital firm)

•    Partner (2009-present)

Reinvent Capital (2019-present)

•    Partner (2019-present)

LinkedIn Corporation (2003-2016)

•    Co-founder and Chairman (2003-2016)

•   Executive Chairman (2009)

•   Chief Executive Officer (2003-2007 and 2008-2009)

•   President, Products (2007-2008)

PayPal Inc. (2000-2002)

•   Executive Vice President (2000-2002)

Microsoft Committees: • None Other Public Company Directorships: • None Former Public Company Directorships Held in the Past Five Years: • LinkedIn Corporation

2019 PROXY STATEMENT  17

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Hugh F. Johnston

Age: 58 | Director Since: 2017 | Birthplace: United States | Independent

Experience:

PepsiCo, Inc. (1987-1999 and 2002-present)

(food and beverage company)

•   Vice Chairman (2015-present)

•   Executive Vice President and Chief Financial Officer (2010-present)

•   Executive Vice President, Global Operations (2009-2010)

•   President, Pepsi-Cola North America (2007-2009)

•   Various positions of increasing authority
(1987-1999 and 2002-2007)

Merck & Company, Inc. (1999-2002)

•   Vice President, Retail Marketing, Merck-Medco Managed Care LLC (1999-2002)

Microsoft Committees: • Audit Other Public Company Directorships: • None Former Public Company Directorships held in the Past Five Years: • AOL, Inc. • Twitter Inc.

Teri L. List-Stoll

Age: 56 | Director Since: 2014 | Birthplace: United States | Independent

Experience:

The Gap, Inc. (2016-present)

(clothing and accessories retailer)

•   Executive Vice President and Chief Financial Officer (2016-present)

DICK’S Sporting Goods, Inc. (2015-2016)

•   Executive Vice President and Chief Financial Officer (2015-2016)

Kraft Foods Group, Inc. (2013-2015)

•   Senior Advisor (2015)

•   Executive Vice President and Chief Financial Officer (2013-2015)

•   Senior Vice President (2013)

Procter & Gamble Co. (1994-2013)

•   Senior Vice President and Treasurer (2009-2013)

•   Various positions of increasing authority (1994-2009)

Microsoft Committees:

•   Audit

•   Governance and Nominating

Other Public Company Directorships:

•   Danaher Corporation

Former Public Company Directorships
Held in the Past Five Years:

•   None

Other Positions:

•   Former Trustee, Financial Accounting Foundation

•   Former Practice Fellow, Financial Accounting Standards Board

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Satya Nadella

Age: 52 | Director Since: 2014 | Birthplace: India

Experience:

Microsoft Corporation (1992-present)

•   Chief Executive Officer and Director (2014-present)

•   Executive Vice President, Cloud and Enterprise (2013-2014)

•   President, Server and Tools (2011-2013)

•   Senior Vice President, Online Services Division (2009-2011)

•   Senior Vice President, Search, Portal, and Advertising (2008-2009)

•   Various positions of increasing authority (1992-2008)

Microsoft Committees: • None Other Public Company Directorships: • Starbucks Corporation Former Public Company Directorships Held in the Past Five Years: • None

Sandra E. Peterson

Age: 60 | Director Since: 2015 | Birthplace: United States | Independent

Experience:

Clayton, Dubilier & Rice, LLC (2019-present) (investment firm)

•   Operating Partner (2019-present)

Johnson & Johnson (2012-2018) (medical devices, pharmaceutical and consumer goods manufacturer)

•   Group Worldwide Chair and member of the Executive Committee (2012-2018)

Bayer CropScience AG (2010-2012)

•   Chairman of the Board of Management (2010-2012)

•   Member of Board of Management (2010)

Bayer HealthCare LLC (2005-2010)

•   Executive Vice President and President, Medical Care (2009-2010)

•   President, Diabetes Care Division (2005-2009)

Medco Health Solutions, Inc. (1999-2004)

•   Group President of Government (2003-2004)

•   Senior Vice President, Health Businesses (2001-2003)

•   Senior Vice President, Marketing and Strategy
(1999-2001)

Microsoft Committees:

•   Compensation

•   Regulatory and Public Policy

Other Public Company Directorships:

•   None

Former Public Company Directorships
Held in the Past Five Years:

•   Dun & Bradstreet Corporation

2019 PROXY STATEMENT  19

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Penny S. Pritzker

Age: 60 | Director Since: 2017 | Birthplace: United States | Independent

Experience:

United States Secretary of Commerce (2013-2017)

PSP Partners, L.L.C. (present) (private investment firm)

•   Founder and Chairman (present)

Pritzker Realty Group (present)

•    Co-founder and Chairman (present)

Inspired Capital Partners (present)

•   Co-founder and Chairman (present)

Artemis Real Estate Partners (2009-2013)

•    Co-founder and Chairman (2009-2013)

The Parking Spot (1998-2011)

•   Co-founder and Chairman (1998-2011)

Vi Senior Living (1987-2011)

•   Founder and Chairman (1987-2011)

Microsoft Committees:

•   Regulatory and Public Policy

Other Public Company Directorships:

•   None

Former Public Company Directorships
Held in the Past Five Years:

•   None

Other Positions:

•   Co-founder, Pritzker Traubert Foundation

Charles W. Scharf

Age: 54 | Director Since: 2014 | Birthplace: United States | Independent

Experience:

The Bank of New York Mellon Corporation (2017-2019) (banking and financial services company)

•   Chairman and Chief Executive Officer (2018-2019)

•   Chief Executive Officer and Director (2017)

Visa Inc. (2012-2016)

•   Chief Executive Officer and Director (2012-2016)

JPMorgan Chase & Co. (2004-2012)

•   Managing Director, One Equity Partners, private investment arm (2011-2012)

•   Chief Executive Officer of Retail Financial Services (2004-2011)

Bank One Corporation (2000-2004)

•   Chief Executive Officer of the Retail Division (2002-2004)

•   Chief Financial Officer (2000-2002)

Citigroup, Inc. (1999-2000)

•   Chief Financial Officer of the Global Corporate and Investment Bank Division (1999-2000)

Microsoft Committees:

•   Compensation

•   Governance and Nominating

Other Public Company Directorships:

•   None

Former Public Company Directorships
Held in the Past Five Years:

•   The Bank of New York Mellon Corporation

•   Visa Inc.

Other Positions:

•   Wells Fargo & Company has announced that effective October 21, 2019, Mr. Scharf will become its President, CEO, and a member of the Board of Directors.

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Arne M. Sorenson

Age: 61 | Director Since: 2017 | Birthplace: Japan | Independent

Experience:

Marriott International, Inc. (1996-present)
(global lodging company)

•   President and Chief Executive Officer (2012-present)

•   President and Chief Operating Officer (2009-2012)

•   Executive Vice President, Chief Financial Officer, and President, Continental European Lodging (2003-2009)

•   Executive Vice President and Chief Financial Officer (1998-2003)

•   Senior Vice President, Business Development (1996-1998)

Microsoft Committees: • Audit Other Public Company Directorships: • Marriott International, Inc. Former Public Company Directorships Held in the Past Five Years: • None

John W. Stanton

Age: 64 | Director Since: 2014 | Birthplace: United States | Independent

Experience:

Trilogy Partnerships (2005-present)

(investment company)

•   Founder and Chairman (2005-present)

Clearwire Corp. (2008-2011)

•   Chairman of the Board (2011-2013)

•   Interim Chief Executive Officer (2011)

•   Board member (2008-2011)

Western Wireless Corporation (1992-2005)

•   Founder, Chief Executive Officer, and Chairman
(1992-2005)

VoiceStream Wireless Corporation (1995-2003)

•   Chief Executive Officer and Chairman (1995-2003)

Microsoft Committees:

•   Compensation (Chair)

•   Regulatory and Public Policy

Other Public Company Directorships:

•   Costco Wholesale Corporation

•   Trilogy International Partners, Inc.

Former Public Company Directorships
Held in the Past Five Years:

•   Columbia Sportswear Company

Other Positions:

•   Chairman, First Avenue Entertainment LLLP, owner of Seattle Mariners (2016-present)

2019 PROXY STATEMENT  21

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John W. Thompson

Age: 70 | Director Since: 2012 | Birthplace: United States | Independent

Experience:

Microsoft Corporation (2014-present)

•   Independent Board Chair

Virtual Instruments Corporation (2010-2016) (computing infrastructure performance management solutions provider)

•   Chief Executive Officer and Director (2010-2016)

Symantec Corp. (1999-2011)

•   Chairman of the Board (1999-2011)

•   Chief Executive Officer (1999-2009)

IBM Corporation (1971-1999)

•   General Manager, IBM Americas (1996-1999)

•   Various positions of increasing authority (1971-1996)

Microsoft Committees:

•   Governance and Nominating (Chair)

•   Regulatory and Public Policy

Other Public Company Directorships:

•   Illumina, Inc.

Former Public Company Directorships
Held in the Past Five Years:

•   None

Other Positions:

•   Partner, Lightspeed Venture Partners

Emma N. Walmsley

Age: 50 | Director Since: Nominee | Birthplace: United Kingdom | Independent

Experience:

GlaxoSmithKline plc (2010-present)
(healthcare company)

•  Chief Executive Officer (2017-present)

•  Chief Executive Officer, Consumer Healthcare (2015-2016)

•  President, Consumer Healthcare (2012-2015)

•  President, Consumer Healthcare Europe (2010-2012)

L’Oreal, S.A. (1994-2010)

•  General Manager, Consumer Products, China
(2007-2010)

•  Global Brand Head, Maybelline, USA (2002-2007)

•  UK General Manager, Garnier/Maybelline (1999-2002)

•  Various positions of increasing authority (1994-1999)

Microsoft Committees: • Appointment will be made after election Other Public Company Directorships: • GlaxoSmithKline plc Former Public Company Directorships Held in the Past Five Years: • Diageo plc

22

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Padmasree Warrior

Age: 58 | Director Since: 2015 | Birthplace: India | Independent

Experience:

Fable Group, Inc. (2019-present) (curated fiction and non-fiction for mobile devices)

•  Founder, President, and Chief Executive Officer
(2019-present)

NIO Inc. (2015-2018)

•  Chief Development Officer (2015-2018)

•  Board member (2015-2018)

NIO USA, Inc. (2015-2018)

•  Chief Executive Officer and Director (2015-2018)

Cisco Systems, Inc. (2008-2015)

•  Strategic Advisor (2015)

•  Chief Technology and Strategy Officer (2012-2015)

•  Chief Technology Officer, Senior Vice President, Engineering and General Manager Global Enterprise segment (2010-2012)

•  Chief Technology Officer (2008-2010)

Motorola, Inc. (1999-2007)

•  Executive Vice President and Chief Technology Officer (1999-2007)

Microsoft Committees: • Compensation Other Public Company Directorships: • Spotify Technology S.A. Former Public Company Directorships Held in the Past Five Years: • Box, Inc. • The Gap, Inc.

2019 PROXY STATEMENT  23

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How to Communicate with our Board

We will transmit shareholder communications related to corporate governance and other Board matters to the full Board, a committee of the Board, or a director as designated in your message. Communications relating to other topics, including those that are primarily commercial in nature, will not be forwarded.

@	askboard@microsoft.com	MSC 123/9999 Office of the Corporate Secretary Microsoft Corporation One Microsoft Way Redmond, WA 98052-6399

Concerns about accounting or auditing matters or possible violations of our Standards of Business Conduct should be reported under the procedures outlined in the Microsoft Standards of Business Conduct, which is available on our Microsoft integrity website at www.microsoft.com/en-us/legal/compliance/integrity.

Director Independence Guidelines

Our Board has adopted director independence guidelines to assist in determining each director’s independence. These guidelines are available on our website at https://aka.ms/directorindependence. The guidelines either meet or are more restrictive than the definition of “independent director” in the listing requirements of NASDAQ and applicable laws and regulations. The guidelines identify categories of relationships the Board has determined would not affect a director’s independence and therefore are not considered by the Board in determining director independence.

Following the director independence guidelines, each year and before a new director is appointed, the Board must affirmatively determine a director has no relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Annually, each director completes a detailed questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Governance and Nominating Committee and Board with relevant known facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines. The Committee then completes an assessment of each director considering all known relevant facts and circumstances concerning any relationship bearing on the independence of a director or nominee. This process includes evaluating whether any identified relationship otherwise adversely affects a director’s independence and affirmatively determining that the director has no material relationship with Microsoft, another director, or as a partner, shareholder, or officer of an organization that has a relationship with our Company.

The Governance and Nominating Committee also considers the tenure of a director, and for longer serving directors, whether the duration of service impacts the director’s independence from management, as demonstrated by the director’s relationship with management and the director’s participation in Board and committee deliberations. The Board seeks to maintain an average tenure of 10 years or less for its independent directors as a group.

Based on the review and recommendation by the Governance and Nominating Committee, the Board analyzed the independence of each director and nominee. The Board determined that Mses. List-Stoll, Peterson, Pritzker, Walmsley, and Warrior, Messrs. Hoffman, Johnston, Noski, Scharf, Sorenson, Stanton, and Thompson, and Dr. Panke meet the standards of independence under our Corporate Governance Guidelines, the director independence guidelines, and applicable NASDAQ listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment.

Certain Relationships and Related Transactions

We are a global company with extensive operations in the United States and many foreign countries. Every year, we spend billions of dollars for goods and services purchased from third parties. The authority of our employees to purchase goods and services is widely dispersed. Because of these wide-ranging activities, there may be transactions and business arrangements with businesses and other organizations in which one of our directors, executive officers, or nominees for director, or their immediate families, or an owner of greater than 5% of our stock, may also be a director, executive officer, or investor, or have some other direct or indirect material interest (“related entities”). We will refer to these transactions with related entities as related-party transactions where the amount involved exceeds $120,000 and a director, executive officer, or immediate family member has a direct or indirect material interest.

Related-party transactions have the potential to create actual or perceived conflicts of interest between Microsoft and its directors, executive officers, or their immediate family members. The Audit Committee has established a written policy and procedures for

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review and approval of related-party transactions. If a related-party transaction subject to review involves directly or indirectly a member of the Audit Committee (or an immediate family member or domestic partner), the remaining Committee members will conduct the review. In evaluating a related-party transaction, the Audit Committee considers, among other factors:

•	The goods or services provided by or to the related party.

•	The nature of the transaction and the costs to be incurred by Microsoft or payments to Microsoft.

•	The benefits associated with the transaction and whether comparable or alternative goods or services are available to Microsoft from unrelated parties.

•	The business advantage Microsoft would gain by engaging in the transaction.

•	The significance of the transaction to Microsoft and to the related party.

•	Management’s determination that the transaction is in the best interests of Microsoft.

To receive Audit Committee approval, a related-party transaction must have a Microsoft business purpose and be on terms that are fair and reasonable to Microsoft and be as favorable to Microsoft as would be available from non-related entities in comparable transactions. The Audit Committee also requires that the transaction meet the same Microsoft standards that apply to comparable transactions with unaffiliated entities.

During fiscal year 2019, there were transactions between Microsoft and certain related entities, for instance the purchase of software licenses by companies of which a director is an executive officer. None of these transactions constituted a related-party transaction that required approval by the Audit Committee.

Director Compensation

The Compensation Committee periodically reviews the regular annual retainer paid to non-employee directors and makes recommendations for adjustments, as appropriate, to the Board. We have not increased director pay since fiscal year 2015. As our CEO, Mr. Nadella does not receive additional pay for serving as a director. Mr. Gates has waived his cash and stock awards.

Fiscal Year 2019 Compensation Structure for Directors
Regular Retainers (all directors except Messrs. Gates, Nadella, and Thompson)
Annual Base Retainer (TOTAL)	$325,000
Cash	$125,000
Stock Award	$200,000
Annual Committee Chair Retainer	$15,000
Annual Audit Committee Chair Retainer	$45,000
Annual Audit Committee Non-Chair Member Retainer	$15,000
Independent Board Chair Retainer
Annual Independent Chair Retainer (TOTAL – in lieu of other retainers)	$537,500
Cash	$125,000
Stock Award	$412,500

The Company reimburses reasonable expenses incurred for Board-related activities. Directors may participate in our corporate matching gift program for charitable donations.

Director retainers are paid quarterly in arrears. Quarterly periods are measured beginning with the annual meeting. At the end of each quarterly period, we pay 25% of the total annual retainer to each director. The number of shares awarded each quarterly period is determined by dividing the dollar value of the stock award by the market price of our common stock as of the last business day of the period. Retainers are pro-rated for directors who join or leave the Board or have a change in Board role during a quarterly period.

2019 PROXY STATEMENT  25

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Directors may elect to defer and convert to deferred stock awards all or part of their annual cash retainer, and to defer receipt of all or part of their annual stock awards retainer under the Deferred Compensation Plan for Non-Employee Directors. Amounts deferred are maintained in bookkeeping accounts that are deemed invested in Microsoft common stock, and dividends paid on deemed investment are also deemed to be invested in our common stock. We calculate the number of shares credited by dividing the amount deferred by the closing market price of our common stock on the originally scheduled payment date. Accounts in the plan are distributed in shares of Microsoft common stock, with payments either in installments beginning on separation from Board service or in a lump sum paid no later than the fifth anniversary after separation from Board service.

Fiscal Year 2019 Director Compensation

This table describes the cash and stock award portions of the annual retainer paid to each non-employee director who served in fiscal year 2019. Mr. Nadella received no compensation as a director. He is excluded from the table because we fully describe his compensation in Part 2 – Named Executive Officer Compensation.

Name	Fees Earned or Paid in Cash¹ ($)	Stock Awards² ($)	All Other Compensation[3] ($)	Total ($)
William H. Gates III[4]	0	0	0	0
Reid G. Hoffman[5]	125,000	200,000	0	325,000
Hugh F. Johnston	140,000	200,000	11,000	351,000
Teri L. List-Stoll[6]	140,000	200,000	15,000	355,000
Charles H. Noski[7]	170,000	200,000	0	370,000
Helmut Panke	155,000	200,000	2,500	357,500
Sandra E. Peterson[8]	125,000	200,000	0	325,000
Penny S. Pritzker[9]	125,000	200,000	15,000	340,000
Charles W. Scharf	125,000	200,000	0	325,000
Arne M. Sorenson	140,000	200,000	15,000	355,000
John W. Stanton	140,000	200,000	15,000	355,000
John W. Thompson[10]	125,000	412,500	15,000	552,500
Padmasree Warrior[11]	125,000	200,000	0	325,000

(1)	The value of fractional shares is excluded.

(2)

The aggregate award value in the “Stock awards” column for each director represents four quarterly awards, each with a grant date fair value under Financial Accounting Standards Board Accounting Standards Codification Topic 718 of $50,000, except Mr. Thompson who received three quarterly awards with a grant date fair value of $137,500 each and did not receive a stock award in the last quarter due to a reduction in the Independent Board Chair retainer.

(3)	Amounts in this column represent matching charitable contributions under our corporate giving program in fiscal year 2019, which matches director gifts up to $15,000 per calendar year.

(4)	Mr. Gates waived his cash and stock compensation.

(5)	Mr. Hoffman elected to defer his cash and stock compensation. The compensation deferred converted into 2,905 shares of our common stock.

(6)	Ms. List-Stoll elected to defer her cash and stock compensation. The compensation deferred converted into 3,037 shares of our common stock.

(7)	Mr. Noski elected to defer his stock compensation. The compensation deferred converted into 1,786 shares of our common stock.

(8)	Ms. Peterson elected to defer her cash and stock compensation. The compensation deferred converted into 2,905 shares of our common stock.

(9)	Ms. Pritzker elected to defer her cash and stock compensation. The compensation deferred converted into 2,905 shares of our common stock.

(10)	Mr. Thompson elected to defer his stock compensation. The compensation deferred converted into 3,826 shares of our common stock.

(11)	Ms. Warrior elected to defer a portion of her cash compensation. The compensation deferred converted into 556 shares of our common stock.

Independent Board Chair Compensation

The independent members of the Board annually appoint an independent Board Chair. Mr. Thompson currently serves as Board Chair. Mr. Thompson’s pay reflects the additional time commitment for this role compared to other independent directors, which includes: (i) calling meetings of the Board and independent directors, (ii) setting the agenda for Board meetings in consultation with other directors, the CEO, and the Corporate Secretary, (iii) chairing executive sessions and coordinating activities of the independent directors, (iv) leading the Board’s annual CEO performance evaluation, and (v) when requested, representing the Board with internal and external audiences including shareholders.

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2. Named Executive Officer Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about our fiscal year 2019 compensation program for our fiscal year 2019 named executive officers (“Named Executives”). The content of this Compensation Discussion and Analysis is organized into four sections:

Section 1 – Compensation Governance and Philosophy	p. 28

Section 2 – Compensation Program Design	p. 31

Section 3 – Fiscal Year 2019 Compensation Decisions	p. 33

Section 4 – Other Compensation Policies and Information	p. 39

Beginning with fiscal year 2015, our Compensation Committee and Board of Directors charted a course to transform our executive pay program to include significant performance attributes.

Our multi-year effort to transform our executive pay program is grounded in a compensation philosophy aimed at achieving strong alignment between our long-term strategic goals and our shareholders’ interests. We actively engaged with our shareholders by seeking their input about features they valued as we evolved the program design.

Our Compensation Committee and Board recognized it would be premature to move to business metric-based pay before Mr. Nadella established, and the Board concurred with, his vision for the Company and the strategy that would embody that vision. As a result, performance-based pay elements were added in fiscal year 2016 once our new strategy was set. In fiscal year 2017, we implemented significant changes that increased the portion of pay that is performance-based and the portion of incentive pay that is quantitatively determined using pre-established metrics. For fiscal years 2018 and 2019, we continued the program with few changes.

We believe our focus on strategic goals, strengthening trust, and driving a strong culture have been critical to Microsoft’s success. Our fiscal year 2019 achievements include:

•	Revenue exceeded $125 billion.

•	Commercial cloud revenue grew 43% to $38.1 billion.

•	Server products and cloud services revenue grew 25%.

•	Azure revenue grew 72%.

•	Windows Commercial products and cloud services revenue grew 14%.

•	Gaming revenue grew 10% to $11.4 billion.

•	Surface revenue grew 23% to $5.7 billion.

•	LinkedIn revenue grew 28% to $6.8 billion.

Percentages are year-over-year. Commercial cloud revenue includes Office 365 Commercial, Azure, the commercial portion of LinkedIn, Dynamics 365, and other commercial cloud properties.

2019 PROXY STATEMENT  27

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Section 1 – Compensation Governance and Philosophy

Executive Compensation Governance

Our Compensation Committee establishes the design of our executive compensation program. After considering Mr. Nadella’s recommendations, the Compensation Committee also approves the annual target compensation (base salaries, target cash incentives, and equity incentive compensation) for our Named Executives, except Mr. Nadella. After considering the recommendation of the Compensation Committee, the independent members of our Board approve Mr. Nadella’s base salary, target cash incentive, regular stock awards, and target performance stock award.

Our Board and our Compensation Committee deeply value the continued interest of and feedback from our shareholders on our executive compensation program and are committed to maintaining an active dialogue with them to ensure their perspectives are thoughtfully taken into account. We carefully consider both the level of voting support from our shareholders on our say-on-pay vote, as well as comments from shareholders, when evaluating our executive compensation program. At the 2018 Annual Meeting, 96% of the votes cast supported our advisory resolution on the compensation of our Named Executives (“say-on-pay” vote). In fiscal year 2019, our Board Chair and members of management engaged with a cross-section of shareholders owning over 49% of Microsoft shares, providing regular reports of those discussions to our directors.	Shareholder Engagement

96% 2018 say-on-pay vote
Engaged with shareholders owning over 49% of shares

Our Compensation Committee also retains, and seeks the advice of, Semler Brossy, an executive compensation consulting firm that is independent of management. See Part 1 – Governance and our Board of Directors – Board Committees for more information on Semler Brossy’s role and independence as an advisor to the Committee.

Executive Compensation Philosophy

We design our executive officer compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership while considering individual and Company performance and alignment with the long-term interests of our shareholders. We achieve our objectives through a compensation program that:

•	Provides a competitive total pay opportunity.

•	Emphasizes pay for performance by delivering a majority of our executives’ pay through performance-based incentives.

•	Provides strong alignment with our shareholders, with at least 70% of the annual target compensation opportunity for our Named Executives delivered in the form of equity awards.

•	Focuses on the long term through equity awards with multi-year vesting or performance requirements.

•	Does not encourage unnecessary and excessive risk-taking, assisted by our stock ownership requirements and executive compensation recovery (“clawback”) policy.

Competitive Pay

We compete for senior executive talent with global information technology companies, large market capitalization U.S. companies, and smaller, high-growth technology businesses, depending on the role. The technology labor market is hyper-competitive with demand growing faster than the supply of technical talent, resulting in significant increases in compensation at the companies with whom we compete for this talent. The same conditions exist in the market for executive-level talent that can provide innovative leadership while managing at a global scale across several complex businesses. We expect these trends to continue and will adjust our approach to executive compensation to respond to evolving market conditions.

To ensure that our Board and Compensation Committee have current information to set appropriate compensation levels, we conduct an executive compensation market analysis each year that draws from third-party compensation surveys and publicly available data for a group of peer companies. We supplement this analysis with additional market information specific to each executive officer’s role and responsibilities, including information gleaned from our experience recruiting for executive positions at Microsoft. While this market analysis and supplemental data inform the decisions of the independent Board members and our Compensation Committee on the range of compensation opportunities, we do not tie executive officer compensation to specific

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market percentiles. Because other companies actively recruit our executive officers to fill CEO and other senior leadership positions, we supplement market information with data on external opportunities potentially available to our executive officers. We also consider the relationship of annual target compensation among internal peers. In addition, our Committee is provided with an overview of compensation for our non-executive Microsoft employees and how this compensation relates to Mr. Nadella’s compensation.

In setting our fiscal year 2019 executive compensation design and compensation levels, we considered pay practices at the largest technology and general industry companies that were selected after review of three primary screening criteria: market capitalization, revenue, and earnings before interest, taxes, depreciation, and amortization (“EBITDA”). As of June 30, 2019, our market capitalization was at the top of our peer group, our revenue was at the 66th percentile of our peer group, and our EBITDA was at the 91st percentile of our peer group. Our Compensation Committee selected this peer group because it believed these companies are led by executives with similarly complex roles and responsibilities. The Committee also screened these companies to ensure they had a significant presence outside the United States and excluded companies in the financial services sector because of the different regulatory environment in which they operate. For fiscal year 2019, this compensation peer group comprised these companies:

Peer Group Used for Fiscal Year 2019 Pay Analysis

Technology		General Industry
• Alphabet • Amazon • Apple • Cisco Systems • Facebook	• IBM • Intel • Oracle • Qualcomm	• AT&T • Boeing • Chevron • Coca-Cola • Comcast	• ExxonMobil • Johnson & Johnson • Merck • PepsiCo • Pfizer	• Procter & Gamble • Verizon • Wal-Mart • Walt Disney

Performance-Based Pay

Our incentive compensation arrangements are tied to specific performance measures that drive long-term performance and value creation. For fiscal year 2019:

•	55% of the annual target compensation opportunity for our Named Executives was performance-based, on average.

•	50% of the annual cash incentive for our Named Executives was tied to achieving pre-established financial targets.

•

50% of the annual target equity opportunity for our Named Executives was delivered in the form of a performance-based stock award with payouts based on achievement against pre-established strategic objectives.

•	Metrics under our performance stock awards were reviewed to ensure they reflect key business developments that drive long-term growth.

•

Our performance stock awards included a relative total shareholder return (“TSR”) multiplier to reward significant positive outperformance, thereby strengthening the alignment of the interests of our executive officers with the long-term interests of our shareholders.

2019 PROXY STATEMENT  29

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At least 70% of the annual target compensation opportunity for our Named Executives is equity-based to incentivize a long-term focus and align their interests with those of our shareholders. Our Compensation Committee structures the pay mix for our annual target total compensation opportunities to place a higher proportion in equity awards than the companies in our compensation peer group.

Pay Mix Versus Peers

Percentages derived by comparing the fiscal year 2019 target compensation levels for our Named Executives to the average of these amounts for the named executive officers of our compensation peer group companies using data available in mid-2018 when our Compensation Committee conducted our fiscal year 2019 compensation planning.

Long-Term Focus Through Multi-Year Vesting and Performance Requirements

All of the equity-based elements of our compensation program for our Named Executives either vest over a period of years or include long-term performance measures, like three-year relative TSR.

Discouragement of Unnecessary and Excessive Risk-Taking

We strive to meet our objectives while maintaining executive compensation leading practices that discourage unnecessary and excessive risk taking.

Best Practices

•  A stock ownership policy that reinforces the alignment of executive officer and shareholder interests (including stock ownership of 15x base salary for the CEO).

•  A strong executive compensation recovery (“clawback”) policy to ensure accountability.

•  A policy prohibiting pledging, hedging, and trading in derivatives of Microsoft securities.

•  No stock option awards.

•  No excessive perquisites (no executive-only club memberships, medical benefits) and no tax gross-ups.

•  No employment agreements.

•  No change in control benefits.

•  No executive-only retirement programs.

•  No guaranteed bonuses.

•  No dividends paid on unvested stock awards.

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Section 2 – Compensation Program Design

Consistent with our philosophy, the compensation program for our Named Executives in fiscal year 2019 consisted of an annual base salary plus annual cash and equity incentives awarded under our Executive Incentive Plan (“Incentive Plan”). Annual cash incentives were performance-based, with 50% determined formulaically based on achievement against pre-established financial targets and 50% determined qualitatively based on performance in three weighted performance categories. Equity incentives under the Incentive Plan were allocated 50% to target performance stock awards (“PSAs”) and 50% to stock awards with four-year vesting (“SAs”). The Compensation Committee and the independent Board members believed the 50/50 balance between PSAs and SAs appropriately supported our long-term business goals and long-term retention incentives for our Named Executives.

Fiscal Year 2019 Compensation Structure

Microsoft’s pay mix targets a high proportion of equity and performance-based compensation.

Base Salaries

Our Named Executives’ base salaries align with the scope and complexity of their roles, their capabilities, and with prevailing market conditions.

Annual Cash Incentives

Cash incentives are determined in two performance categories, as follows.

*	“Incentive Plan Revenue” and “Incentive Plan Operating Income” are non-GAAP financial measures defined at page 34.

For fiscal year 2019, the financial formulaic portion of the annual cash incentives were determined based on meeting pre-established performance targets for Incentive Plan Revenue and Incentive Plan Operating Income. The fiscal year 2019 Incentive Plan Revenue and Incentive Plan Operating Income performance targets were based on meeting the Company’s internal 2019 operating budget and were higher than our fiscal year 2018 actual performance for both metrics, further reflecting appropriately ambitious performance goals.

2019 PROXY STATEMENT  31

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The qualitative portion of each Named Executive’s fiscal year 2019 annual cash incentives was determined based on assessment of individual performance against financial, operational, and strategic indicators in three performance categories. The performance indicators varied based on the Named Executive’s responsibilities and the function or group he or she leads, and may have included (in alphabetical order in each category):

Product & Strategy	Customers & Stakeholders	Culture & Organizational Leadership

• Efficiency and productivity • Innovation • Product development and implementation of strategic roadmap • Quality • Revenue, consumption, and market share	• Corporate social responsibility • Customer and partner engagement and outreach • Customer satisfaction • Developer engagement	• Compliance and integrity • Culture • Diversity and inclusion • Organizational health

For Mr. Nadella, the independent members of our Board also considered:

•	Input from Microsoft’s senior executives about Mr. Nadella’s leadership.

•	The scorecard we use to measure performance against Microsoft’s annual business plan.

•	Mr. Nadella’s evaluation of Microsoft’s and his individual performance over the past fiscal year.

Performance Stock Awards

Fiscal year 2019 PSA performance metrics are strategic measures that align with our mission and purpose, and that drive long-term performance and value creation. Targets for the PSA metrics are set at the target levels established under Microsoft’s fiscal year business plan, and are intended to be difficult but attainable. The metrics and weights used for fiscal year 2019 are in the table below.

Fiscal Year 2019 PSA Metrics

Performance Metrics	Description	Weights

Commercial Cloud Revenue*	Net revenue for commercial cloud-based solutions, including Office 365 Commercial, Azure, the commercial portion of LinkedIn, Dynamics 365, and other commercial cloud properties	34%

Commercial Cloud Subscribers	Paid seats for current or new per-user SaaS cloud services primarily in commercial customer segment	33%

Windows 10 Monthly Active Devices	Comprises all Windows 10 monthly active devices, including PCs, tablets, mobile devices, gaming consoles, and Internet of Things devices	11%

Consumer Post-Sales Monetization Gross Margin	Includes Search, Store, Display/Homepage, Gaming, and Office Consumer/Services	11%

LinkedIn Sessions	Measure of member visits as a leading indicator of the overall quality of the LinkedIn member experience and opportunity for members to realize their economic opportunity.	6%

Surface Gross Margin	Gross margin from Surface and first-party accessories, excluding Surface Hub	5%

* “Commercial Cloud Revenue” is a non-GAAP financial measure defined at page 39.

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The fiscal year 2019 PSA metrics were used to establish performance goals for year 3 of the 2017 PSAs, year 2 of the 2018 PSAs, and year 1 of the 2019 PSAs, as shown below.

PSA Metrics

Our fiscal year 2019 PSA metric results can be found at page 38 below, under “Fiscal Year 2017 PSAs (Completed Performance Period).”

Stock Awards

SAs were granted under the Incentive Plan in September 2018 for shares of Microsoft common stock. These SAs vest over four years (25% on August 31, 2019 and 12.5% each six-months thereafter) to support long-term focus and align with shareholders’ interests. Vesting is subject to continued employment except as described at page 40 below.

No Other Fiscal Year 2019 Compensation

During fiscal year 2019, no other compensation was awarded to our Named Executives.

Section 3 – Fiscal Year 2019 Compensation Decisions

Our Named Executives were awarded the following compensation in fiscal year 2019:

Fiscal Year 2019 Base Salaries

As part of the annual review of target compensation opportunities, our Compensation Committee and, for Mr. Nadella, the independent members of our Board, approved increases to several of our Named Executives’ base salaries in September 2018. The independent members of our Board approved a base salary of $2.5 million for Mr. Nadella (a $1 million increase). In approving Mr. Nadella’s salary, the independent members of our Board considered his significant contributions to Microsoft’s success during his tenure as CEO, including the results described at page 27 and under the heading “Fiscal Year 2019 Stock Awards” at page 37, as well as the criticality of encouraging Mr. Nadella’s continued strong leadership. Our Compensation Committee also approved base salaries of $975,000 for Ms. Hood (a $100,000 increase) and $860,000 for Mr. Smith (a $60,000 increase) based on a competitive market review of their roles and contributions. We believe our Named Executives’ salary levels continue to be appropriate and reasonable given their roles, capabilities, and experience.

Fiscal Year 2019 Cash Incentive Awards

We did not change our target percentages for cash incentive awards, which are measured as a percentage of base salary for fiscal year 2019, which were: Satya Nadella – 300%; Amy Hood – 250%; Jean-Philippe Courtois 225%; Margaret Johnson – 200%; and Bradford Smith – 250%.

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Our Compensation Committee and, for Mr. Nadella, the independent members of our Board, determined the fiscal year 2019 cash incentive awards. These were based on two performance categories: quantitative financial results and qualitative performance results.

Final results under each portion of the cash incentive, and the resulting awards, were as follows:

	Nadella	Hood	Courtois	Johnson	Smith
Quantitative financial results (50%)	171.81%	171.81%	171.81%	171.81%	171.81%
Qualitative performance results (50%)	136.67%	150.00%	150.00%	120.00%	145.00%
Total FY19 cash incentive (% of target)	154.24%	160.91%	160.91%	145.91%	158.41%
Total FY19 cash incentive ($)	$10,796,868	$3,855,040	$2,889,049	$2,086,456	$3,366,148

Quantitative Financial Results

We achieved greater than target performance on the fiscal year 2019 financial performance measures shown below, resulting in a weighted payout of 171.81%.

Formulaic Financial Results (50% weight) ($ in billions)	Threshold	Target	Maximum	Actual
FY19 Incentive Plan Revenue	$125.06	$131.50	$137.30	$135.25
FY19 Incentive Plan Operating Income	$37.43	$40.46	$45.31	$44.29

“Incentive Plan Revenue” and “Incentive Plan Operating Income” are non-GAAP financial measures. We calculate Incentive Plan Revenue by adjusting GAAP Revenue for (1) the net impact of revenue deferrals, (2) credits and incentives, and (3) the effect of foreign currency rate fluctuations. We calculate Incentive Plan Operating Income by adjusting GAAP Operating Income for the effect of foreign currency rate fluctuations. We exclude the effect of foreign currency rate fluctuations on a “constant dollar” basis by converting current period non-GAAP (i.e., adjusted for the items in the preceding two sentences) results for entities reporting in currencies other than United States dollars into United States dollars using constant exchange rates, which are determined at the outset of the current period, rather than the actual exchange rates in effect during the respective periods. These Incentive Plan financial metrics differ from the non-GAAP financial results we report in our quarterly earnings release materials. They should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Qualitative Performance Results

Satya Nadella

The key results influencing the Compensation Committee and independent Board members’ decisions on the qualitative performance portion of Mr. Nadella’s cash incentive are set forth below. Results are out of a possible 200% in each category.

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Weighted Performance Categories - Satya Nadella

1 Product & Strategy (33.3% weight)	130%

Under Mr. Nadella’s leadership and ongoing commitment to long-term success, the Company saw a strong finish to a record fiscal year delivering more than $125 billion in revenue for the full year with double-digit revenue and net income growth in 2019.

The commercial cloud business led the way, surpassing $38 billion in revenue, growing over 40% for the year. The strength in commercial cloud growth was across Azure, Microsoft 365, Dynamics 365, and LinkedIn. The commitment to customer success resulted in deeper partnerships and larger, longer-term cloud agreements. Microsoft continued to make investments across the key strategic areas to build new platforms and enhance and differentiate Microsoft’s technology stack, including application infrastructure, data and artificial intelligence (“AI”) business process, productivity, collaboration, and hardware. Microsoft Teams had a very successful year, with more than 13 million daily active users and 19 million weekly active users.

Further, the closing of the GitHub acquisition in October 2018 and its successful integration has created new opportunities to build the developer community. With GitHub, Microsoft now has the opportunity to bring all its resources to better serve this very important community of developers around the world. Microsoft also invested in building a developer toolchain independent of language, framework, or cloud. Visual Studio and Visual Studio Code are now the most popular code-editing tools in the world, and TypeScript is the fastest-growing programming language.

Windows 10 momentum was very strong this past year as well, reaching 800 million active devices. While opportunities remain for the Company with consumers, the Company’s Gaming business made new investments to empower the world’s gaming community. However, the Company needs to make progress to strengthen our consumer business and additional work is needed in consumer-facing strategies.

2 Customers & Stakeholders (33.3% weight)	145%

Mr. Nadella continued to lead strong efforts to build trust with stakeholders, and his personal engagement with customers, partners, and investors has been exceptional. The fiscal year 2018 reorganization of customer facing organizations into Customer Solutions Areas, which aligned go-to-market activities more closely with customers’ desired business outcomes, directly shaped our fiscal year 2019 results. Mr. Nadella’s ongoing efforts to build trust in technology have also helped with government relationships around the world. In addition, an increased focus on customers by industry helped Microsoft prioritize and secure partnerships with beachhead/influential customers and was successful.

Under Mr. Nadella’s leadership and direction, the Company expanded upon its core mission that participation in every community and country leads to local economic and social benefits. Also under Mr. Nadella’s leadership, the Company has continued its purpose-driven mission of enabling people and organizations around the world to achieve more, and helped build trust on complex topics of data privacy, cybersecurity, digital safety, accessibility and artificial intelligence.

3 Culture & Organizational Leadership (33.3% weight)	135%

Mr. Nadella continued to demonstrate his commitment to evolve Microsoft culture, where his successes include achieving aspirational goals for diversity goals in hiring and retention. In fiscal year 2019, nearly 80% of employees and managers surveyed indicated they understand how to leverage a new core priority for inclusion to contribute towards building a more diverse and inclusive workplace. Moreover, 90% of employees said their managers created an inclusive environment. Work remains to be done to provide additional training and resources for the Company’s mid-level managers and address the needs of the millennial workforce.

Surveys of employee sentiment and Senior Leadership Team feedback show strong support for Mr. Nadella’s cultural push for One Microsoft and Growth Mindset initiatives.

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Other Named Executives

The key results influencing the Compensation Committee’s decisions on the qualitative performance category portion of the cash incentive for the other Named Executives are summarized below.

Named Executive	Key Results
Amy E. Hood

•  Supported record year financial performance and management with revenue growth of 14% and operating income growth of 23% and returned over $30 billion in cash to shareholders through stock buybacks and dividends.

•  Drove significant cost savings through initiatives across Support, Commerce and Core Services Engineering and Operations functions with improved processes driving down costs and reducing duplicate efforts across the portfolio.

•  Continued solid strategic investment strategy with numerous merger and acquisition deals across the portfolio, including in Cloud and Enterprise, Gaming, Search, Productivity, and LinkedIn.

•  Increased sponsorship of key strategic customers, leveraging the experience of the finance organization to help fellow Chief Financial Officers understand the power of digital transformation.

•  Provided effective communication to investors regarding the Company’s strategic goals.

•  Strong advocate for inclusion within the finance organization and across the Company and contributed to refreshed Manager behavior framework.

•  Relentless focus on developing internal talent and providing opportunities for growth with launch of learning paths to deepen product knowledge and technical skills training across the finance organization.

Jean-Philippe Courtois

•  Led Global Sales, Marketing, and Operations (“GSMO”) groups to deliver strong financial performance and contributed to the commercial cloud business becoming the largest in the world, surpassing $38 billion in annual revenue.

•  Positioned Microsoft as the cloud technology provider of choice with over 95% of the Fortune 500 trusting Azure for their mission-critical workloads.

•  Grew Microsoft’s reputation as a responsible AI leader through engaging with government officials to advocate for ethical policies and advance AI research and development initiatives.

•  Contributed to investments in developer community outreach with implementation of local developer relations teams to support the Company’s global developer engagement model.

•  Embodied “customer obsessed” culture attribute through partnerships with product teams to highlight customer needs.

•  Strong focus on embedding diversity and inclusion conversations and learning moments in the field culture and across the Company. Continued investment in coaching mindset for all managers.

Margaret L. Johnson

•  Contributed to the launch of Microsoft’s newest Customer Solution Area of Search, Ads, and News through partnerships across the Company, reflective of our “One Microsoft” mindset.

•  Partnered with field leadership to refine strategic industry verticals to enable tailored consultation for customers.

•  Supported the launch of the new M365 Developer Platform enabling partners to build people-centric experiences powered by the Microsoft Graph.

•  Led strategic investments through Microsoft’s venture fund, M12, solidifying the Company’s presence as a top corporate venture capital player. Enhanced controls and oversight of deal terms and execution with new governance structure.

•  Trusted industry relationships led to new opportunities and continued cross-company growth.

•  Championed diversity and inclusion within business development and across the Company. Supported the execution of the first global Female Founders competition, seeking to accelerate funding for top women-led startups focused on enterprise technology solutions.

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Named Executive	Key Results
Bradford L. Smith

•  Continued advances in operational security and enforcement by Microsoft’s Digital Crimes Unit and through a new Defending Democracy Program to enhance cybersecurity protection for the world’s democracies. Helped lead the initiation of the Paris Call for Trust and Security in Cyberspace, a significant step in bringing together international governments and stakeholders from around the world.

•  Directed industry-leading approach to extend the European Union’s General Data Protection Regulation (“GDPR”) rights to all customers globally.

•  Provided thought leadership on Responsible AI, including taking the initiative on facial recognition issues with Company principles and proposed legislation. Grew AI for Good suite from two to four programs with addition of AI for Humanitarian Action and AI for Cultural Heritage.

•  Provided industry leadership to address digital safety issues, including support for the Christchurch Call to bring governments, industry, and civil society groups together.

•  Continued focus on sustainability initiatives across Microsoft, and on accessibility improvements, including by extending efforts to LinkedIn and GitHub to advance features across the portfolio.

•  Contributed to launch of an affordable housing initiative in the Puget Sound area and committed to continued focus on driving policy change.

•  Enhanced investments on supporting employee relations investigations team, and championed importance of inclusive behaviors by all across the Company.

Fiscal Year 2019 Stock Awards

In September 2018, the independent members of our Board reviewed Mr. Nadella’s annual equity compensation given his significant contributions to Microsoft’s success, and the fact that the long-term performance stock award granted to Mr. Nadella at his appointment to CEO would begin to vest in February 2019 and be fully vested in two and one-half years. In reviewing Mr. Nadella’s annual equity compensation, the independent members of our Board recognized the benefit of Mr. Nadella’s proficiency as CEO, as demonstrated by Microsoft’s achievements during his tenure including:

•	Market capitalization that grew from $302 billion (upon Mr. Nadella’s February 2014 promotion to CEO) to over $850 billion on September 4, 2018;

•

Mr. Nadella’s strategic leadership, including his efforts to strengthen trust with customers, drive for a company-wide culture change, and successful entry and expansion into new technologies and markets;

•	Strong execution of Mr. Nadella’s vision for the Intelligent Cloud; and

•	Microsoft’s significantly larger scale relative to most market peers on measures of revenue, operating income, and market capitalization.

The independent members of the Board also concluded that it would be desirable to have the same pay structure for Mr. Nadella and other Named Executives; and to ensure that Mr. Nadella’s incentives are aligned to shareholder returns by emphasizing equity compensation. In light of these considerations, the independent members of the Board increased Mr. Nadella’s annual target equity compensation by $10,000,000, split evenly between PSAs and SAs.

The fiscal year 2019 PSAs and SAs granted to our Named Executives under the Incentive Plan are listed below.

Named Executive	PSAs (Target Number of Shares)¹	SAs (Number of Shares)²	Aggregate Target Award Value³ ($)

Satya Nadella	111,280	111,280	25,000,000

Amy E. Hood	49,854	49,854	11,200,000

Jean-Philippe Courtois	33,384	33,384	7,500,000

Margaret L. Johnson	22,256	22,256	5,000,000

Bradford L. Smith	40,951	40,951	9,200,000

(1)

The PSAs vest in full following the end of the three-year performance period, with the number of shares earned determined based on performance against goals set for each year in the period and relative TSR results for the period.

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(2)	The SAs vest 25% on August 31 following the date of grant and thereafter 12.5% each six months until fully vested. Vesting is subject to continued employment except as described at page 40 below.

(3)	Awarded value (in dollars) was converted to shares using the closing share price on August 31, 2018, rounded up to a whole number.

The amounts listed in the table above for fiscal year 2019 PSAs will not match the amounts in the Stock Award column in the Summary Compensation Table or the Grants of Plan-Based Awards table. Because the grant date of a PSA occurs when the performance targets are set, and targets under our PSA awards are established annually, SAs listed in the Summary Compensation Table and Grants of Plan-Based Awards table include portions of current and prior year PSA awards, as described in more detail in Note (2) to the Summary Compensation Table on page 43.

Vesting of Mr. Nadella’s Long-Term Performance Stock Award

Upon Mr. Nadella’s appointment to CEO, he was granted a one-time long-term performance-based stock award (“LTPSA”). LTPSA payouts are tied to Microsoft’s total shareholder return relative to the S&P 500 (“relative TSR”) over three overlapping five-year performance periods. The first of these periods commenced with Mr. Nadella’s appointment as CEO and ended February 3, 2019. Under the LTPSA, target awards are paid if Microsoft’s relative TSR is at the 60% level, and at the maximum 150% of target level if Microsoft’s relative TSR is at or above the 80% level. For each of the three five-year performance periods, the number of shares earned at threshold is 150,000, at target 600,000, and at maximum 900,000. During the first five-year performance period, Microsoft’s market capitalization increased $509 billion (from $302 billion to $811 billion), and Microsoft’s relative TSR was in the 97th percentile, resulting in Mr. Nadella earning and vesting in the maximum 900,000 shares.

Fiscal Year 2017 PSAs (Completed Performance Period)

Our Compensation Committee (and for Mr. Nadella, the independent members of our Board) granted PSAs in fiscal year 2017 (“fiscal year 2017 PSAs”) that pay out based on specific pre-established, performance goals and strategic performance objectives tied to creating long-term shareholder value. Performance was measured over the three-fiscal year performance period ending June 30, 2019. The maximum award for the fiscal year 2017 PSAs was 300% of target, reduced from the 400% of target maximum applicable to the fiscal year 2016 PSAs.

The actual performance under the fiscal year 2017 PSAs reflected the strong business achievement on core metrics and Microsoft’s relative TSR during this period. Performance on the core metrics under these PSAs is shown in the following table:

Fiscal Year 2017 PSA Core Metric Results

(Payouts as Percentage of Target Award)

	Commercial Cloud Revenue	Commercial Cloud Subscribers	Windows 10 Monthly Active Devices	Consumer Post-Sales Monetization Gross Margin	Surface Gross Margin	LinkedIn Sessions	Weighted Performance for FY (%)

	(34% weight per year)	(33% weight per year)	(11% weight per year)	(11% weight per year)	(11% weight FY17, 5% weight FY18, FY19)	(6% weight per year)
FY17	60.71[1]	80.55[2]	92.70[3]	200[4]	0[5]	N/A	79.42%
FY18	200[1]	200[2]	200[3]	200[4]	200[5]	200[6]	200%
FY19	99.16[1]	114.79[2]	129.46[3]	144.33[4]	105.41[5]	110.82[6]	113.63%
Core Metric Performance (average of FY17, FY18, and FY19 performance):							131.02%

(1)	Results/targets (in billions) were: FY17 $14.94/$15.82, FY18 $22.89/$22.38, and FY19 $38.63/$38.67.

(2)	Results as percentage of target were: FY17 96.55%, FY18 103.50%, and FY19 101.36%.

(3)	Results/targets (in millions) were: FY17 499.72/506.00, FY18 694.06/608.98, and FY19 860.56/824.15.

(4)	Results as percentage of target were: FY17 110.35%, FY18 114.03%, and FY19 104.86%.

(5)	Results as percentage of target were: FY17 66.30%, FY18 134.21%, and FY19 101.65%.

(6)	Results/targets (in billions) were: FY18 25.61/21.70, and FY19 32.52/32.11.

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“Commercial Cloud Revenue” is a non-GAAP financial measure, calculated by adjusting GAAP results for the effect of foreign currency rate fluctuations. We exclude the effect of foreign currency rate fluctuations on a “constant dollar” basis by converting current period non-GAAP results for entities reporting in currencies other than United States dollars into United States dollars using constant exchange rates, which are determined at the outset of the fiscal year, rather than the actual exchange rates in effect during the respective periods. These metric results differ from certain non-GAAP financial results we report in our quarterly earnings release materials; they should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Relative TSR Multiplier

The core metric results for the fiscal year 2017 PSAs were then subject to adjustment based on the relative TSR performance multiplier, which compares our TSR for the three-fiscal year performance period to the TSR of the S&P 500. Our TSR for the performance period was positive and ranked in the 97th percentile of the S&P 500. Based on this positioning, the total payment percentage for the fiscal 2017 PSAs was increased by 50%, resulting in the payout to our Named Executives of 196.53% of the target fiscal 2017 PSA shares.

Fiscal Year 2018 and 2019 PSAs (Open Performance Periods)

Performance under the fiscal year 2018 and 2019 PSAs will be assessed following the end of the three-year performance periods ending June 30, 2020 and 2021, respectively. The number of shares of common stock to be earned will be based on an assessment of (1) performance against the metric goals during the applicable performance period, and, if Microsoft’s absolute TSR is positive during the period, and (2) Microsoft’s relative TSR during the period. The metrics and relative weightings under the fiscal year 2018 and 2019 PSAs are as follows:

Metrics	Weights (%)
Commercial Cloud Revenue	34
Commercial Cloud Subscribers	33
Windows 10 Monthly Active Devices	11
Consumer Post-sales Monetization Gross Margin	11
LinkedIn Sessions	6
Surface Gross Margin	5
Total	100

Section 4 – Other Compensation Policies and Information

No Significant Executive Benefits and Perquisites

Our Named Executives are eligible for the same benefits available to our other full-time employees. In the U.S., our benefits include our section 401(k) plan, employee stock purchase plan, health care plan, life insurance plans, and other welfare benefit programs. In addition to the standard benefits offered to all U.S. employees, we maintain a nonqualified deferred compensation plan for our U.S. executive officers and senior managers. This deferred compensation plan is unfunded, and participation is voluntary. The deferred compensation plan allows our Named Executives to defer their base salary, the cash portion of their Incentive Plan awards, and certain on-hire bonuses. We do not contribute to the deferred compensation plan. Named Executives are eligible for matching gifts for charitable donations above the maximum for our other U.S.-based full-time employees. Mr. Courtois participates in the standard benefits for employees in France, including profit sharing and the car allowance program available to senior managers.

During fiscal year 2019, we provided no executive-only perquisites or other personal benefits to our Named Executives other than matching gifts made to charitable organizations.

Post-Employment Compensation

Our Named Executives do not have employment contracts. No Named Executive is entitled to any payments or benefits following a change in control of Microsoft.

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Our Named Executives may be eligible for additional vesting of their outstanding SAs following termination of employment on the same terms as our other employees. All U.S. employees who retire from Microsoft after (a) age 65 or (b) age 55 with 15 years of service are eligible for the continuation of vesting of outstanding SAs granted at hire or at the time of annual performance review, if the award was granted over one year before the date of retirement. A pro-rata portion of PSA shares will also continue vesting if the retirement occurs more than one year after the beginning of the performance period. As of June 30, 2019, only Mr. Smith was retirement eligible, and the value of his SAs and PSAs eligible for continued vesting if he retired on that date was $24,131,956 (assuming PSAs are earned at 100% of target). All employees whose employment with Microsoft terminates due to death or total and permanent disability generally fully vest in their outstanding SAs. Our PSAs, and Mr. Nadella’s LTPSA that was granted to him in connection with his appointment as CEO, vest for the target number of shares upon death or total and permanent disability. The value of our Named Executives’ SAs, PSAs, and LTPSAs that would have vested assuming a June 30, 2019 termination of employment due to death or total and permanent disability was: Mr. Nadella, $239,491,545; Ms. Hood, $43,767,545; Mr. Courtois, $37,557,695; Ms. Johnson, $22,217,534; and Mr. Smith, $37,552,069.

In addition, our Named Executives are eligible to participate in the Microsoft Senior Executive Severance Benefit Plan (“Severance Plan”). The Severance Plan was adopted to help ensure continuity of key leaders by providing designated executives severance payments and benefits if their employment is terminated without cause. For purposes of the Severance Plan, “cause” means (i) a conviction or plea of guilty or no contest to a felony or certain misdemeanors; (ii) engaging in gross misconduct; (iii) repeated failure to substantially perform the duties of the executive’s role; (iv) violation of any securities laws; or (v) violation of Microsoft’s policies designed to prevent violations of law.

The Severance Plan payments and benefits have four components – cash, stock vesting, continued health care, and outplacement assistance – all provided by Microsoft. Cash payments consist of (i) a severance payment equal to 12 months’ base salary plus target annual cash incentive award, payable in a lump sum within 60 days after termination of employment; and (ii) a pro-rata payment of the executive officer’s target annual cash incentive award for the partial year of work, payable in a lump sum at the same time other Incentive Plan cash awards for the year are paid. Stock vesting applies to SAs and PSAs. SAs that otherwise would vest in the 12-month period after employment terminates continue to vest. After the first year of the PSA performance period is completed, a pro-rata portion of any PSA shares will also vest, and the number of shares subject to pro-ration is the lesser of the target award shares or the shares that are otherwise earned and payable after the end of the performance period. Continued contributions to premiums for COBRA health care continuation coverage and outplacement assistance will be provided on the same terms as are available to other employees whose employment is terminated without cause. There is no change-in-control provision in the Severance Plan. To receive the Severance Plan payments and benefits, the Named Executive must execute a separation agreement that includes a release of claims in favor of Microsoft, confidentiality and non-disparagement provisions, and 12-month non-compete/non-solicitation restrictions.

Mr. Nadella participates in the Severance Plan on the same terms as our other executive officers, except that under his LTPSA award, if Microsoft terminates his employment without cause (as defined in the Severance Plan) during a performance period, he will vest in a pro-rata fraction of the threshold 150,000 shares of Microsoft common stock subject to the award for his actual period of employment during the performance period.

This table shows the amounts that would have been payable to our Named Executives upon a termination of employment without cause on June 30, 2019.

Named Executive	Amount Payable ($)

Satya Nadella	$96,811,443	[1]

Amy E. Hood	$33,784,836

Jean-Philippe Courtois	$29,716,897

Margaret L. Johnson	$18,090,259

Bradford L. Smith	$33,227,724	[2]

(1)	Includes $65,330,843 in Severance Plan benefits, in addition to $31,480,600 in stock vesting under Mr. Nadella’s LTPSA award.

(2)	Includes $9,095,768 in Severance Plan benefits, in addition to $24,131,956 in retirement-based stock vesting under Mr. Smith’s SAs and PSAs.

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Strong Clawback Policy

Accountability is a fundamental value of Microsoft. To reinforce this value through our executive compensation program, our executive officers and certain other senior executives are subject to a strong ‘no fault’ executive compensation recovery (“clawback”) policy. Under this policy, our Compensation Committee may seek to recover payments of incentive compensation if the performance results leading to a payment are later subject to a downward adjustment or restatement of financial or nonfinancial performance. Our Committee may use its judgment in determining the amount to be recovered where the incentive compensation was awarded subjectively. Our Committee may also seek recovery of up to the entire amount of any incentive compensation awarded during a period where a covered executive committed a significant legal or compliance violation. Our executive compensation recovery policy is available on our website at https://aka.ms/policiesandguidelines.

Robust Stock Ownership Policy

Our executive officers and certain other senior executives are required to maintain a minimum equity stake in Microsoft. This policy embodies our Compensation Committee’s belief that our most senior executives should maintain a significant personal financial stake in Microsoft to promote a long-term perspective in managing our business. In addition, the policy helps align executive and shareholder interests, which reduces incentive for excessive short-term risk taking. Each covered executive is required to acquire and maintain ownership of shares of Microsoft common stock equal to a specified multiple of his or her base salary, which ranges from 5 to 15 times base salary, as shown in the table below. Each covered executive must retain 50% of all net shares (post-tax) that vest until achieving his or her minimum share ownership requirement.

Named Executive	Share Ownership Requirement as of June 30, 2019
Satya Nadella	15x base salary
Amy E. Hood	8x base salary
Jean-Philippe Courtois	8x base salary
Margaret L. Johnson	5x base salary
Bradford L. Smith	8x base salary

In fiscal year 2019, each of our Named Executives complied with our stock ownership policy. Our stock ownership policy is available on our website at https://aka.ms/policiesandguidelines.

Hedging Policy

Our Named Executives are subject to our Derivatives Trading, Hedging, and Pledging policy described at page 10.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the CEO, the CFO, and certain other current or former named executive officers (together, “covered employees”). Prior to the effectiveness of the Tax Cuts and Jobs Act of 2017 (“TCJA”), the deduction limit did not apply to “performance-based compensation” satisfying the requirements of Section 162(m). Cash and equity awards granted to our Named Executives under the Incentive Plan reported in the summary compensation table for fiscal years 2017 and 2018 were subject to one or more performance goals intended to satisfy the requirements of the exemption to Section 162(m) for performance-based compensation, including a requirement of positive operating income for the fiscal year. The performance goal of positive operating income for the first fiscal year following the award also applied to the LTPSA granted to Mr. Nadella in February 2014. For fiscal year 2017 and 2018, the performance goals were approved by our Compensation Committee, following shareholder approval of the material terms of these performance goals under the Incentive Plan. Payment under the awards is conditioned on Committee certification that the goals and any other material terms have been met. Effective with fiscal year 2019, the TCJA eliminated the Section 162(m) provisions exempting performance-based compensation and deferred compensation amounts payable after termination from employment from the $1 million deduction limit, subject to an exception for remuneration pursuant to a written binding contract which was in effect on November 2, 2017. Based on current law, we believe the remuneration under our Incentive Plan reported in the summary compensation table that qualifies for this “written binding contract” exception is:

•	The portion of fiscal year 2018 cash incentives payable based on formulaic financial results.

•	Payments under fiscal year 2017 and 2018 SAs.

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•	Payments under our fiscal year 2017 and 2018 PSAs to the extent attributable to fiscal year 2017 or 2018 performance against metrics established for those years.

Notwithstanding the foregoing, the SAs and PSAs that vest upon a Named Executive’s termination of employment due to death or total and permanent disability prior to attainment of the Section 162(m) performance goal would not be deductible as performance-based compensation.

In structuring compensation for our executive officers, our Compensation Committee considers whether compensation will be deductible for federal income tax purposes. However, the changes implemented to Section 162(m) under the TJCA are expected to significantly limit deductibility of compensation paid under current and future awards to covered employees. Accordingly, our Committee awards compensation that is nondeductible.

Annual Compensation Risk Assessment

We performed an annual assessment for the Compensation and Audit Committees of our Board of Directors to determine whether the risks arising from our fiscal year 2019 compensation policies and practices were reasonably likely to have a material adverse effect on Microsoft. Our assessment reviewed the material elements of executive and non-executive employee compensation. We concluded these policies and practices do not create risk that is reasonably likely to have a material adverse effect on Microsoft.

The structure of our compensation program for our executive officers does not incentivize unnecessary or excessive risk-taking. The base salary component of compensation does not encourage risk-taking because it is a fixed amount. The Incentive Plan awards have these risk-limiting characteristics:

•  Cash incentive awards under the Incentive Plan are limited to 200% of a target cash incentive award.

•  Cash incentive awards are structured 50% based on pre-established goals (balance of growth and profitability goals) and 50% based on individual performance as assessed across three performance categories, diversifying the risk associated with any single aspect of performance.

•  The majority of Incentive Plan award value is delivered in shares of Microsoft common stock with multi-year vesting schedules or performance periods, which aligns the interests of our executive officers to long-term shareholder interests.

•  PSA metrics further diversify the elements of the program to minimize the incentive to produce any particular outcome.

•  PSAs use Company-wide measures that are not specific to any one executive officer’s sphere of responsibility and that apply equally to all participants to encourage a unified and responsible approach to achieving financial and strategic goals.

•  Overlapping performance periods for PSAs limit the impact of short-term business performance or share price fluctuations on final outcomes.

•  Equity awards are not made in the form of stock options, which may provide an asymmetrical incentive to take unnecessary or excessive risks to increase the market price of Microsoft common stock.

•  Members of our Compensation Committee (or for Mr. Nadella, the independent members of our Board of Directors) approve all Incentive Plan awards to executive officers, including performance achievement levels that determine final payout outcomes.

In addition, awards are subject to our Executive Compensation Recovery Policy, described in this Section 4 – Other Compensation Policies and Information – Strong Clawback Policy.

Executive officers are subject to our executive stock ownership requirements, described in this Section 4 – Other Compensation Policies and Information – Robust Stock Ownership Policy.

42

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Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

John W. Stanton (Chair)

Sandra E. Peterson

Charles W. Scharf

Padmasree Warrior

Fiscal Year 2019 Compensation Tables

Summary Compensation Table

This table contains information about compensation awarded to our Named Executives for the fiscal years ended June 30, 2019, 2018, and 2017. None of our Named Executives received stock options during those years.

Named Executive and Principal Position	Year	Salary ($)	Stock Awards[1] ($)		Non-equity Incentive Plan Compensation[2] ($)	All Other Compensation[3] ($)	Total ($)
Satya Nadella Chief Executive Officer and Director	2019	2,333,333	29,668,651		10,796,868	111,363	42,910,215
	2018	1,500,000	16,807,208		7,425,000	111,055	25,843,263
	2017	1,450,000	11,434,557		7,032,406	97,189	20,014,152
Amy E. Hood Executive Vice President and Chief Financial Officer	2019	958,333	15,316,653		3,855,040	97,608	20,227,634
	2018	875,000	10,232,265		3,718,750	98,442	14,924,457
	2017	852,917	7,015,071		3,624,896	89,260	11,582,144
Jean-Philippe Courtois[4] Executive Vice President, President, Global Sales, Marketing and Operations	2019	798,000	11,309,474		2,889,049	88,231	15,084,754
	2018	833,000	7,149,549		3,092,513	51,187	11,126,249
	2017	751,054	14,735,464	[5]	2,762,884	45,214	18,294,616
Margaret L. Johnson Executive Vice President, Business Development	2019	715,000	7,539,668		2,086,456	91,525	10,432,649
	2018	715,000	5,702,554		2,252,236	88,225	8,758,015
	2017	715,000	3,907,922		2,168,795	89,238	6,880,955
Bradford L. Smith President and Chief Legal Officer	2019	850,000	13,045,437		3,366,148	111,412	17,372,997
	2018	800,000	9,033,868		3,566,700	111,055	13,511,623
	2017	785,833	6,193,370		3,241,543	98,989	10,319,735

(1)

Includes the grant date fair values for SAs and PSAs calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 based on the market price of the shares subject to the award on the date of grant. The value of SAs is reduced by the present value of estimated future dividends because dividends are not paid on SA shares until vesting. The value of PSAs is calculated using a Monte-Carlo simulation valuation performed as of the date of grant by an independent third party. Because the grant date for a PSA occurs when performance targets are approved, and we approved performance targets in each of fiscal years 2019, 2018, and 2017, PSA values in this column include: (i) for fiscal year 2019, 33.33% of each of the fiscal year 2019 PSAs, the fiscal year 2018 PSAs, and the fiscal year 2017 PSAs; (ii) for fiscal year 2018, 33.33% of each of the fiscal year 2018 PSAs and fiscal year 2017 PSAs, and 16.66% of the fiscal year 2016 PSAs; and (iii) for fiscal year 2017, 33% of the fiscal year 2017 PSAs and 16.66% of the fiscal year 2016 PSAs. The grant date fair values of included PSAs, assuming at the grant date that the highest level of performance conditions will be achieved for each PSA are: (i) for fiscal year 2019, Mr. Nadella, $35,050,220; Ms. Hood, $19,823,991; Mr. Courtois, $15,380,642; Ms. Johnson, $10,253,798; and Mr. Smith, $17,211,903; (ii) for fiscal year 2018, Mr. Nadella, $21,723,387; Ms. Hood $12,921,957; Mr. Courtois, $7,114,107; Ms. Johnson, $7,551,291; and Mr. Smith, $11,429,189; and (iii) for fiscal year 2017, Mr. Nadella, $10,639,556; Ms. Hood, $6,274,167; Mr. Courtois, $3,287,828; Ms. Johnson, $3,782,271; and Mr. Smith, $5,556,198.

(2)	Includes Incentive Plan cash incentives.

2019 PROXY STATEMENT  43

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

(3)

None of our Named Executives received reimbursements for relocation expenses or tax-gross-up payments in the last three fiscal years. Details about the amounts in the “All Other Compensation” column for fiscal year 2019 are set forth in the table below.

All other compensation details

Named Executive	Retirement Plan ContributionsA ($)	Broad-Based Plan BenefitsB ($)	Charitable GiftsC ($)	OtherD ($)	Total ($)
Satya Nadella	9,500	1,863	100,000	0	111,363
Amy E. Hood	9,500	1,608	86,500	0	97,608
Jean-Philippe Courtois	7,883	0	28,500	51,848	88,231
Margaret L. Johnson	9,500	0	82,025	0	91,525
Bradford L. Smith	9,500	1,863	100,049	0	111,412

(A)	Includes 401(k) plan matching contributions and, for Mr. Courtois, the employer contribution to a mandatory supplemental defined contribution plan for eligible French employees.

(B)

Includes (i) athletic club membership, and (ii) payments in lieu of athletic club membership or life insurance coverage, under programs that are available to substantially all our U.S.-based employees.

(C)	Includes matching charitable contributions under our corporate giving program.

(D)

Includes profit sharing mandated by French law of $27,639, car allowance that includes business and personal use of $19,513, additional vacation allowance of $2,896 paid under French law, and tax assistance allowance of $1,800.

(4)

Amounts paid in Euros have been converted to U.S. dollars using the average daily exchange rates from July 1, 2016 to June 30, 2017 of €1 to $1.09, from July 1, 2017 to June 30, 2018 of €1 to $1.19, and from July 1, 2018 to June 30, 2019 of €1 to $1.14.

(5)

Mr. Courtois’ SAs for fiscal year 2017 include his fiscal year 2016 annual SAs, his fiscal year 2017 SAs and PSAs, and a one-time promotion SA with reported value of $8,603,644 made when he was appointed President, Microsoft Global Sales, Marketing, and Operations and an executive officer, recognizing the expanded scope of his responsibilities.

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Grants of Plan-Based Awards Table

This table provides information on grants of awards under any plan to the Named Executives in the fiscal year ended June 30, 2019.

	Award[1]	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards[2] ($)	Estimated Future Payouts under Equity Incentive Plan Awards[3]			All Other Stock Awards (#)	Grant Date Fair Value of Stock Awards[4] ($)
Named Executive				Threshold (#)	Target (#)	Maximum (#)

Satya Nadella	2019 Cash Incentive		10,796,868

	2019 PSA	9/18/2018		928	37,093	111,279		4,994,272

	2018 PSA	9/18/2018		836	33,436	100,308		5,279,344

	2017 PSA	9/18/2018		1,088	43,508	130,524		7,251,494

	2019 SA	9/18/2018					111,280	12,143,541

Amy E. Hood	2019 Cash Incentive		3,855,040

	2019 PSA	9/17/2018		416	16,618	49,854		2,216,311

	2018 PSA	9/17/2018		519	20,730	62,190		3,242,259

	2017 PSA	9/17/2018		675	26,976	80,928		4,453,425

	2019 SA	9/17/2018					49,854	5,404,657

Jean-Philippe Courtois	2019 Cash Incentive		2,889,049

	2019 PSA	9/17/2018		279	11,128	33,384		1,484,120

	2018 PSA	9/17/2018		418	16,718	50,154		2,614,724

	2017 PSA	9/17/2018		544	21,755	65,265		3,591,477

	2019 SA	9/17/2018					33,384	3,619,153

Margaret L. Johnson	2019 Cash Incentive		2,086,456

	2019 PSA	9/17/2018		186	7,419	22,257		989,413

	2018 PSA	9/17/2018		279	11,145	33,435		1,743,149

	2017 PSA	9/17/2018		363	14,503	43,509		2,394,337

	2019 SA	9/17/2018					22,256	2,412,769

Bradford L. Smith	2019 Cash Incentive		3,366,148

	2019 PSA	9/17/2018		342	13,650	40,950		1,820,519

	2018 PSA	9/17/2018		457	18,278	54,834		2,858,762

	2017 PSA	9/17/2018		595	23,784	71,352		3,926,670

	2019 SA	9/17/2018					40,951	4,439,486

(1)	All awards are granted under the Executive Incentive Plan. SAs and PSAs were granted under the 2017 Stock Plan, except that the 2017 and 2018 PSAs were granted under the 2001 Stock Plan.

(2)	This column represents fiscal year 2019 cash incentives as reported in the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)

These columns represent the threshold, target, and maximum shares for the PSAs with a grant date in fiscal year 2019. Because the grant date for a PSA occurs when PSA performance targets are approved, the reported number of shares is calculated as the target shares for the portion of the PSAs for which performance targets were set in fiscal year 2019 (33.33% of each of the 2019, 2018, and 2017 PSAs). The threshold is calculated as if the threshold of only the least weighted metric (50% of 5.00% for each of the 2019, 2018, and 2017 PSAs) is met. The maximum is calculated assuming all maximum targets were met and the relative TSR multiplier was fully earned.

(4)

Includes the grant date fair values for SAs and PSAs calculated in accordance with FASB ASC Topic 718 based on the market price of the shares subject to the award on the date of grant. The value of SAs is reduced by the present value of estimated future dividends because dividends are not paid on SA shares until vesting. Values for PSAs in this column are calculated using a Monte Carlo simulation valuation performed as of the date of grant by an independent third party.

2019 PROXY STATEMENT  45

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Outstanding Equity Awards at June 30, 2019 Table

This table provides information about unvested SAs and PSAs held by the Named Executives on June 30, 2019.

	Stock Awards
Name	Award Date	Number of Shares or Units of Stock that Have Not Vested[1] (#)	Market Value of Shares or Units of Stock that Have Not Vested[2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[1] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested[2] ($)
Satya Nadella	2/4/2014			300,000[3]	40,188,000
	9/15/2015	22,749[4]	3,047,456
	9/20/2016	48,948[4]	6,557,074
	9/20/2016			130,526[5]	17,485,263
	9/19/2017	62,693[4]	8,398,354
	9/19/2017			66,872[5]	8,958,173
	9/18/2018	111,280[4]	14,907,069
	9/18/2018			37,093[5]	4,968,978
Amy E. Hood	9/15/2015	14,678[4]	1,966,265
	9/19/2016	30,348[4]	4,065,418
	9/19/2016			80,926[5]	10,840,847
	9/18/2017	38,870[4]	5,207,025
	9/18/2017			41,460[5]	5,553,982
	9/17/2018	49,854[4]	6,678,442
	9/17/2018			16,618[5]	2,226,147
Jean-Philippe Courtois	8/31/2015	4,964[6]	664,977
	8/31/2015	5,745[4]	769,600
	7/26/2016	26,428[7]	3,540,295
	9/19/2016	5,222[6]	699,539
	12/21/2016	24,474[8]	3,278,537
	12/21/2016			65,263[5]	8,742,631
	9/18/2017	31,347[4]	4,199,244
	9/18/2017			33,436[5]	4,479,087
	9/17/2018	33,384[4]	4,472,121
	9/17/2018			11,128[5]	1,490,707
Margaret L. Johnson	9/15/2015	7,181[4]	961,967
	9/19/2016	16,316[4]	2,185,691
	9/19/2016			43,509[5]	5,828,466
	9/18/2017	20,898[4]	2,799,496
	9/18/2017			22,290[5]	2,985,968
	9/17/2018	22,256[4]	2,981,414
	9/17/2018			7,419[5]	993,849
Bradford L. Smith	9/15/2015	11,202[4]	1,500,620
	9/19/2016	26,758[4]	3,584,502
	9/19/2016			71,354[5]	9,558,582
	9/18/2017	34,272[4]	4,591,077
	9/18/2017			36,556[5]	4,897,042
	9/17/2018	40,951[4]	5,485,796
	9/17/2018			13,650[5]	1,828,554

(1)	PSAs with a grant date in fiscal years 2019, 2018, or 2017 are reported assuming payout at target award levels. Mr. Nadella’s LTPSA is reported at the minimum award level.

(2)	The market value is the number of shares shown in the table multiplied by $133.96, the closing market price of Microsoft common stock on June 28, 2019.

(3)	Vests 50%, subject to performance, on each of February 3, 2020 and February 3, 2021.

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(4)	Vests 25% on the last day of August following the award date and 12.5% semi-annually thereafter.

(5)	Award shares that are earned vest in full following three-year performance period.

(6)	Vests 10% on the last day of February following the award date and 10% semi-annually thereafter.

(7)	Vests over three years semi-annually from award date.

(8)	Vests 25% on December 21, 2017, 12.5% on February 28, 2018, and 12.5% semi-annually thereafter.

Option Exercises and Stock Vested Table

This table provides information on an aggregate basis about stock awards that vested during the fiscal year ended June 30, 2019 for each of the Named Executives.

Microsoft has not granted stock options, other than options substituted in acquisitions, since 2003. No Named Executives held any Microsoft stock options during the fiscal year.

	Stock Awards
Named Executive	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[1] ($)
Satya Nadella	1,636,089	178,509,825
Amy E. Hood	345,238	38,597,968
Jean-Philippe Courtois	115,038	12,718,643
Margaret L. Johnson	228,074	25,490,080
Bradford L. Smith	378,581	42,153,623

(1)	The value realized on vesting is calculated by multiplying the number of shares shown in the table by the market value of the shares on the vesting date.

Nonqualified Deferred Compensation Table

This table provides information about Named Executives’ earnings and balances under our U.S. nonqualified Deferred Compensation Plan in fiscal year 2019. Microsoft does not contribute to the Deferred Compensation Plan, and in fiscal year 2019 there were no contributions or withdrawals by, or distributions to, any Named Executive.

Name	Executive Contributions in Fiscal Year 2019[1] ($)	Aggregate Earnings in Fiscal Year 2019[1] ($)	Aggregate Balance at June 30, 2019[1] ($)
Satya Nadella	0	11,521	207,291
Amy E. Hood	0	0	0
Jean-Philippe Courtois	0	0	0
Margaret L. Johnson	0	0	0
Bradford L. Smith	0	0	0

(1)	These amounts have not been included in the Summary Compensation Table for fiscal year 2019 or for previous years.

Microsoft’s Deferred Compensation Plan is unfunded and unsecured. It allows participants to defer a specified percentage of their base salary (up to 75%) and/or eligible cash incentives (up to 100%). Participation in the Deferred Compensation Plan is limited to U.S. senior managers, including our U.S. Named Executives. Microsoft does not contribute to the Deferred Compensation Plan or guarantee any returns on participant contributions.

When an employee elects to participate in the Deferred Compensation Plan, the employee must specify the percentage of base salary and/or cash incentive award to be deferred and the timing of distributions. No withdrawals are permitted prior to the previously elected distribution date, other than withdrawals for certain severe financial hardships as permitted by applicable law. Amounts deferred under the Deferred Compensation Plan are credited with hypothetical investment earnings based on participant investment elections made from among deemed investment options available under the plan.

2019 PROXY STATEMENT  47

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

CEO Pay Ratio

For fiscal year 2019, the annual total compensation for the median employee of the Company (other than our CEO) was $172,512 and the annual total compensation of our CEO was $42,910,215. Based on this information, for fiscal year 2019 the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was 249 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

We identified our median employee from among our employees as of June 30, 2019, the last day of our fiscal year, excluding approximately 1,980 employees who became Microsoft employees in fiscal year 2019 in the following business acquisitions: Bonsai AI, Inc., Cordata, Inc., DataSense business from BrightBytes Inc., Citus Data Inc., Compulsion Games Inc. Dependabot Ltd, Drawbridge Inc., Express Logic Corporation, FSLogix, Inc., GitHawk, GitHub Inc., Glint, Inc., Good Software LLC, inXile Entertainment Inc., Lobe Artificial Intelligence, Inc., Ninja Theory Limited, Obsidian Entertainment, Inc., Spectrum business from Space Program, Inc., and Undead Labs LLC. To identify our median employee, we used a “total direct compensation” measure consisting of: (i) fiscal year 2019 annual base pay (salary or gross wages for hourly employees, excluding paid leave), which we annualized for any permanent employees who commenced work during the year, (ii) bonuses and cash incentives payable for fiscal year 2019 (excluding allowances, relocation payments, and profit-sharing), and (iii) the dollar value of SAs granted in fiscal year 2019. Compensation amounts were determined from our human resources and payroll systems of record. Payments not made in U.S. dollars were converted to U.S. dollars using 12-month average exchange rates for the year. To identify our median employee, we then calculated the total direct compensation for our global employee population and excluded employees at the median who had anomalous compensation characteristics. Our Compensation Committee was provided with information on the fiscal year 2018 CEO pay ratio before recommending Mr. Nadella’s fiscal year 2019 target annual compensation.

Equity Compensation Plan Information

This table provides information about shares of Microsoft common stock that may be issued under our equity compensation plans approved by shareholders and plans not approved by shareholders (if any) as of June 30, 2019. Under the 2017 and 2001 Stock Plans, no option or stock appreciation rights may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration, or modified without shareholder approval (except in connection with a change in our capitalization) if the effect would be to reduce the exercise price for the share underlying the award.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights[1] (a)	Weighted-Average Exercise price of Outstanding Options, Warrants and Rights[2] ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))[3] (c)
Equity compensation plans approved by security holders	151,278,668	$13.86	433,201,805
Equity compensation plans not approved by security holders	0	N/A	0
Total	151,278,668	$13.86	433,201,805

(1)

Represents shares issuable upon vesting of outstanding SAs granted under the 2017 and 2001 Stock Plans and PSAs for which there is a grant date under FASB ASC Topic 718; includes shares under PSAs and Mr. Nadella’s LTPSA that will vest if target performance levels are achieved.

(2)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding stock awards, which have no exercise price.

(3)	Includes 105,467,405 shares remaining available for issuance as of June 30, 2019 under the Employee Stock Purchase Plan.

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Compensation Committee Interlocks and Insider Participation

Mses. Warrior and Peterson and Messrs. Scharf and Stanton were members of the Compensation Committee during fiscal year 2019. All members of the Committee were independent directors, and no member was an employee or former employee of Microsoft. During fiscal year 2019, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity where one of our Committee members was an executive officer, and none had a relationship requiring disclosure under Part 1 – Governance and our Board of Directors – Certain Relationships and Related Transactions.

Stock Ownership Information

As of October 8, 2019, this table describes the number of shares of our common stock beneficially owned by each director, director nominee, and Named Executive, and all directors and executive officers as a group, together with additional underlying shares or stock units as described in Notes 2 through 4 to the table.

In computing the number and percentage of shares beneficially owned by each person, we have included any shares of our common stock that could be acquired within 60 days of October 8, 2019, by exercising options, vesting SAs, or receiving shares credited under the Deferred Compensation Plan for Non-Employee Directors. These shares, however, are not counted in computing the percentage ownership of any other person.

Beneficial Ownership
Name	Common Stock[1,2]		Percent of Common Stock	Additional Underlying Shares or Stock Units[3,4]	Total
William H. Gates III	102,992,934	[5]	1.34%	0	102,992,934
Reid G. Hoffman	15,805	[6]	*	8,189	23,994
Hugh F. Johnston	3,899	[7]	*	0	3,899
Teri L. List-Stoll	3,398		*	0	3,398
Charles H. Noski	110,093	[8]	*	0	110,093
Helmut Panke	53,965		*	0	53,965
Sandra E. Peterson	21,476		*	0	21,476
Penny S. Pritzker	17,272	[9]	*	0	17,272
Charles W. Scharf	40,467	[10]	*	0	40,467
Arne M. Sorenson	3,192		*	0	3,192
John W. Stanton	81,198	[11]	*	0	81,198
John W. Thompson	35,459	[12]	*	54,094	89,553
Emma N. Walmsley	0		*	0	0
Padmasree Warrior	13,188		*	0	13,188
Satya Nadella	951,502		*	1,456,918	2,408,420
Amy E. Hood	308,799		*	129,340	438,139
Jean-Philippe Courtois	830,541	[13]	*	101,120	931,661
Margaret L. Johnson	317,727	[14]	*	62,423	380,150
Bradford L. Smith	714,680		*	109,339	824,019
Directors and Executive Officers as a Group (20 people)	106,765,993	[15]	1.39%	N/A	N/A

*	Less than 1%

(1)	Beneficial ownership represents sole voting and investment power.

(2)

For directors, includes shares credited under the Deferred Compensation Plan for Non-Employee Directors that may be distributable within 60 days of October 8, 2019: Ms. List-Stoll, 17,888; Mr. Noski, 97,913; Ms. Peterson, 16,076; Ms. Pritzker, 5,272; Mr. Thompson, 7,114; and Ms. Warrior, 3,091.

(3)

For directors, includes shares credited under the Deferred Compensation Plan for Non-Employee Directors that are not payable within 60 days following termination of Board service: Mr. Hoffman, 8,189; Mr. Thompson, 54,094.

(4)

For Named Executives, includes (i) unvested SAs that do not vest within 60 days of October 8, 2019, subject to continued employment at the time of each vest: Mr. Nadella, 256,918; Ms. Hood, 129,340; Mr. Courtois, 101,120; Ms. Johnson, 62,423; and Mr. Smith, 33,368, (ii) 1,200,000 shares payable to Mr. Nadella under his LTPSA at target performance, and (iii) 75,971 PSA shares that would vest if Mr. Smith retires from Microsoft assuming PSAs are earned at 100% of target.

(5)	Excludes 424,816 shares held by Mr. Gates’ spouse, as to which he disclaims beneficial ownership.

2019 PROXY STATEMENT  49

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

(6)	Includes 15,805 shares held by a family trust.

(7)	Excludes 68 shares held by a family trust as to which Mr. Johnston disclaims beneficial ownership.

(8)	Includes 12,180 shares held by a family trust.

(9)	Includes 12,000 shares held by a family trust.

(10)	Includes 525 shares held by a family trust.

(11)	Includes 7,243 shares held by a family trust.

(12)	Includes 27,279 shares held by a family trust.

(13)	Excludes an aggregate of 257,532 shares held by contrats d’assurance vie and an aggregate of 49,200 shares held by contrats de capitalisation as to which Mr. Courtois disclaims beneficial ownership.

(14)	All 317,727 shares held by a family trust.

(15)	Includes 147,354 shares credited under the Deferred Compensation Plan for Non-Employee Directors that may be distributable within 60 days of October 8, 2019.

Principal Shareholders

This table lists all entities that are the beneficial owner of more than 5% of Microsoft common stock.

Name	Voting Common Stock and Nature of Beneficial Ownership as of 10/8/2019	Percent of Class to be Voted During the Meeting
The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	603,102,597¹	7.80%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	507,006,157²	6.60%

(1)

All information about The Vanguard Group, Inc. is based on a Schedule 13G/A filed with the SEC on February 11, 2019. The Vanguard Group, Inc. reported that it has sole voting power with respect to 9,324,629 shares of common stock, sole dispositive power with respect to 592,329,218 shares of common stock, shared voting power of 1,621,471 shares of common stock, and shared dispositive power of 10,773,379 shares of common stock.

(2)

All information about BlackRock, Inc. is based on a Schedule 13G/A filed with the SEC on February 6, 2019. BlackRock, Inc. reported that it has sole voting power with respect to 441,105,259 shares of common stock, sole dispositive power with respect to 507,006,157 shares of common stock, and no shared voting or shared dispositive power.

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3. Audit Committee Matters

Audit Committee Report

Charter and Responsibilities

The Audit Committee operates under a written charter adopted by the Board of Directors. It is available on our website at https://aka.ms/policiesandguidelines. The charter, which was last amended effective July 1, 2019, includes a calendar that outlines the Committee’s duties and responsibilities. The Committee reviews the charter and calendar annually and works with the Board of Directors to amend them as appropriate to reflect the evolving role of the Committee.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of Microsoft. The Audit Committee assists the Board in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Microsoft, the audits of Microsoft’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as Microsoft’s independent auditor, and the performance of Microsoft’s internal auditor.

The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of Microsoft’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of Microsoft’s system of internal control. Microsoft’s independent auditor, Deloitte & Touche LLP (“Deloitte & Touche”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America (“GAAP”). The independent auditor is also responsible for expressing an opinion on the effectiveness of Microsoft’s internal control over financial reporting.

Fiscal Year 2019 Activity

During fiscal year 2019, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter and the accompanying calendar. The Committee meets twice each quarter; once in connection with quarterly Board of Directors meetings and once to review the quarterly Form 10-Q or annual Form 10-K. In addition, the Committee meets as needed to address emerging accounting, compliance, or other matters or for educational training. Specifically, the Committee:

•	Reviewed and discussed with management and the independent auditor Microsoft’s quarterly earnings press releases, consolidated financial statements, and related periodic reports filed with the SEC.

•

Reviewed and discussed with management, the internal auditor, and the independent auditor management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditor’s opinion about the effectiveness of Microsoft’s internal control over financial reporting.

•	Reviewed and discussed with management, the internal auditor, and the independent auditor, as appropriate, the audit scopes and plans of both the internal auditor and the independent auditor.

•

Inquired about significant business and financial reporting risks, reviewed Microsoft’s policies for risk assessment and risk management, and assessed the steps management is taking to control these risks.

•

Met in periodic executive sessions with each of management, the internal auditor, and the independent auditor to discuss the results of the examinations by the independent and internal auditors, their evaluations of internal controls, and the overall quality of the Company’s financial reporting, and any other matters as appropriate.

•

Met with the CEO and CFO to discuss the processes they have undertaken to evaluate the accuracy and fair presentation of the Company’s consolidated financial statements and the effectiveness of the Company’s systems of disclosure controls and procedures and internal control over financial reporting.

•

Reviewed with management and the independent auditor the Company’s critical accounting policies, significant changes in the selection or application of accounting principles, the effect of regulatory and accounting initiatives on the Company’s consolidated financial statements, and critical audit matters addressed during the audit.

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•	Reviewed the Company’s related party transactions and Policy for Related Party Transactions.

•	Received reports about the receipt, retention, and treatment of financial reporting and other compliance concerns.

•	Reviewed and assessed the qualitative aspects of the Company’s ethics and compliance programs.

•	Reviewed with the Chief Compliance Officer, legal and regulatory matters that may have a material impact on the consolidated financial statements or internal control over financial reporting.

Fiscal Year 2019 Financial Statements

The Audit Committee has reviewed and discussed with management and the independent auditor Microsoft’s audited consolidated financial statements and related footnotes for the fiscal year ended June 30, 2019, and the independent auditor’s report on those financial statements. Management represented to the Committee that Microsoft’s consolidated financial statements were prepared in accordance with GAAP. Deloitte & Touche presented the matters required to be discussed with the Committee by Public Company Accounting Oversight Board (“PCAOB”) standards and Rule 2-07 of SEC Regulation S-X. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of Microsoft’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in Microsoft’s consolidated financial statements, including the disclosures relating to critical accounting policies.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Microsoft’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, for filing with the SEC.

Independent Auditor Tenure and Rotation

As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. Deloitte & Touche has been Microsoft’s independent auditor since the Company’s initial public offering in 1986. Deloitte rotates its lead audit engagement partner every five years; the Audit Committee interviews proposed candidates and selects the lead audit engagement partner. Pursuant to this process, the Committee selected a new Deloitte & Touche lead audit engagement partner beginning with the fiscal year 2020 audit. The Audit Committee believes there are significant benefits to having an independent auditor with an extensive history with the Company. These include:

•

Higher quality audit work and accounting advice due to Deloitte & Touche’s institutional knowledge of our business and operations, accounting policies and financial systems, and internal control framework.

•	Operational efficiencies and a resulting lower fee structure because of Deloitte & Touche’s history and familiarity with our business.

Independence and Performance of Outside Audit Firm

The Audit Committee recognizes the importance of maintaining the independence of Microsoft’s independent auditor, both in fact and appearance, and takes a number of measures to ensure independence. The Committee leads the selection of the lead audit engagement partner, working with Deloitte & Touche with input from management. The Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Committee or its delegate. This policy prohibits the independent auditor from providing non-audit services such as bookkeeping or financial systems design and implementation. The Company’s pre-approval policy is more fully described below in this Part 3 – Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor. Given the amount and the nature of the non-audit services provided, the Committee has concluded that provision of those services was compatible with maintaining the independence of Deloitte & Touche. In addition, Deloitte & Touche has provided the Committee with the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. The Committee has reviewed these materials and discussed the firm’s independence with Deloitte & Touche.

As provided in its charter, in addition to evaluating Deloitte & Touche’s independence, the Audit Committee performed its annual assessment of Deloitte & Touche’s performance as independent auditor during fiscal year 2019. This evaluation was consistent with the approach described in “External Auditor Assessment Tool” published by the Center for Audit Quality. The Committee assessed

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the performance of the Deloitte & Touche lead audit engagement partner and the audit team. The Committee reviewed a variety of indicators of audit quality including:

•	The quality and candor of Deloitte & Touche’s communications with the Audit Committee and management.

•	How effectively Deloitte & Touche maintained its independence and employed its independent judgment, objectivity, and professional skepticism.

•	The level of engagement and value provided by the Deloitte & Touche national office.

•	The depth and expertise of the global Deloitte & Touche audit team.

•	The quality of insight demonstrated in Deloitte & Touche’s review of the Company’s assessment of internal control over financial reporting and remediation of control deficiencies.

•	Available external data about quality and performance, including reports of the PCAOB on Deloitte & Touche and its peer firms and Deloitte & Touche’s response to those reports.

•	The appropriateness of Deloitte & Touche’s fees, taking into account the size and complexity of the Company and the resources necessary to perform the audit.

•	Deloitte & Touche’s knowledge of our global operations, accounting policies and practices, and internal control over financial reporting.

•	Deloitte & Touche’s tenure as the Company’s independent auditor and safeguards in place to maintain its independence.

Recommendation of Deloitte & Touche as Independent Audit Firm for Fiscal Year 2020

As a result of its evaluation, the Audit Committee concluded that the selection of Deloitte & Touche as the independent registered public accounting firm for fiscal year 2020 is in the best interest of the Company and its shareholders.

Audit Committee

Charles H. Noski (Chair)

Hugh F. Johnston

Teri L. List-Stoll

Helmut Panke

Arne M. Sorenson

Fees Billed by Deloitte & Touche

This table presents fees for professional audit and other services rendered by Deloitte & Touche for the fiscal years 2019 and 2018.

Year ended June 30,	2019	2018
Audit Fees	$41,443,000	$42,018,000
Audit-Related Fees	14,446,000	13,991,000
Tax Fees	2,244,000	956,000
All Other Fees	146,000	292,000
Total	$58,279,000	$57,257,000

Audit Fees

These amounts represent fees of Deloitte & Touche for the audit of our annual consolidated financial statements, the review of consolidated financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC. Audit fees also include advice about accounting matters that arose in connection with or as a result of the audit or the review of periodic financial statements and statutory audits that non-U.S. jurisdictions require.

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Audit-Related Fees

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of Microsoft’s consolidated financial statements or internal control over financial reporting. This category may include fees related to the performance of audits and attest services not required by statute or regulations; audits of our employee benefit plans; due diligence related to mergers, acquisitions, and investments; additional revenue and license compliance procedures related to the performance of review or audit of Microsoft’s consolidated financial statements; third-party assurance audits for cloud services; and accounting consultations about the application of GAAP to proposed transactions. Revenue assurance and license compliance includes procedures under contracts we have entered that provide for review by an independent accountant, and advice about controls associated with the completeness and accuracy of our software licensing revenue. These services support the evaluation of the effectiveness of internal control over revenue recognition and enhance the independent auditor’s understanding of our licensing programs and controls.

Tax Fees

Tax fees generally consist of tax compliance and return preparation, and tax planning and advice. Tax compliance and return preparation services consist of preparing original and amended tax returns and claims for refunds. Tax planning and advice services consist of support during income tax audits or inquiries.

All Other Fees

All other fees consist of permitted services other than those that meet the criteria above and include training activities, and subscriptions and surveys on economic, industry, accounting, and human resources topics.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte & Touche.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has a policy for pre-approval of all audit and permissible non-audit services provided by the independent auditor. Each year, the Committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. At least quarterly, the Committee reviews and, if appropriate, pre-approves services to be performed by the independent auditor, reviews a report summarizing fiscal year-to-date services provided by the independent auditor, and reviews an updated projection of the fiscal year’s estimated fees. The Committee, as permitted by its pre-approval policy, from time to time delegates the approval of certain permitted services or classes of services to a member of the Committee. The Committee then reviews the delegate’s approval decisions each quarter. Microsoft uses a centralized internal system to collect requests from Company personnel for services by the independent auditor to facilitate compliance with this pre-approval policy.

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4. Proposals to be Voted on During the Meeting

Management Proposal 1: Election of 13 Directors

The Board of Directors has nominated 13 directors for election during the Annual Meeting to hold office until the 2020 annual meeting. Charles Noski and Helmut Panke are not seeking re-election and their Board service will end on the date of the Annual Meeting. The Board has nominated Emma Walmsley for election as director. If elected, her term will begin on December 4, 2019. The Board has approved a decrease in its size from 14 members to 13 members effective as of December 4, 2019. The Governance and Nominating Committee evaluated and recommended the nominees in accordance with its charter and our Corporate Governance Guidelines.

To be elected, a director must receive a vote of the majority of the votes cast.

Our Board of Directors recommends a vote FOR the election to the Board for each of the nominees listed below.

Name	Age	Director Since	Occupation
William H. Gates III	63	1981	Co-Chair and Trustee, Bill & Melinda Gates Foundation
Reid G. Hoffman	52	2017	Partner, Greylock Partners
Hugh F. Johnston	58	2017	Vice Chairman and CFO, PepsiCo, Inc.
Teri L. List-Stoll	56	2014	Executive Vice President and CFO, The Gap, Inc.
Satya Nadella	52	2014	CEO, Microsoft Corporation
Sandra E. Peterson	60	2015	Operating Partner, Clayton, Dubilier & Rice, LLC
Penny S. Pritzker	60	2017	Chairman, PSP Partners, L.L.C.
Charles W. Scharf*	54	2014	Former Chairman and CEO, The Bank of New York Mellon Corporation
Arne M. Sorenson	61	2017	President and CEO, Marriott International, Inc.
John W. Stanton	64	2014	Chairman, Trilogy Partnerships

John W. Thompson	70	2012	Independent Chair, Microsoft Corporation; Former CEO, Virtual Instruments Corporation

Emma N. Walmsley	50	New Nominee	CEO and Director, GlaxoSmithKline plc
Padmasree Warrior	58	2015	Founder, President, and CEO, Fable Group, Inc.

*	Wells Fargo & Company has announced that effective October 21, 2019, Mr. Scharf will become its President, CEO, and a member of the Board of Directors.

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Management Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

As required by SEC rules, we are asking for your advisory vote on the following resolution (“say-on-pay vote” resolution):

Resolved, that the shareholders approve, in a nonbinding vote, the compensation paid to the Company’s Named Executive Officers, as disclosed in Part 2 – Named Executive Officer Compensation.

Receipt of a majority of the votes cast is required to approve this proposal. We hold our say-on-pay vote every year.

Our Board of Directors recommends a vote FOR approval, on a non-binding, advisory basis, of the compensation paid to our Named Executive Officers.

Statement in Support

Pay for Performance

Through our ongoing shareholder engagement, we receive consistent feedback that our investors favor incentive compensation arrangements tied to specific performance measures that drive long-term performance and value creation. We have responded to investor feedback, and our program design has evolved so that it incorporates performance elements directly linked to achievement of our long-term strategic goals.

Key features of our fiscal year 2019 executive compensation program were:

•  55%of the annual target compensation opportunity for our named executive officers was performance-based, on average.

•  50%of the annual cash incentive was tied to achieving pre-established financial targets.

•  50%of the annual target equity opportunity for our named executive officers was delivered in the form of performance-based stock awards with payouts based on achievement against pre-established strategic objectives.

•  Metricsunder our performance stock awards are strategic measures that drive long-term growth.

•  Ourperformance stock awards included a relative total shareholder return multiplier, to reward significant positive outperformance, thereby strengthening the alignment of the interests of our executive officers with the interests of our long-term shareholders.

Pay for Performance

50% annual cash incentive determined formulaically, based on achievement against pre-established financial targets.
50% target equity awards were performance stock awards with strategic metrics.

Sound Program Design

We design our executive compensation program to attract, motivate, and retain the key executives who drive our success. Pay that reflects performance and alignment of that pay with the interests of long-term shareholders are key principles that underlie our compensation program. We achieve these objectives through compensation that:

•  Provides a competitive total target pay opportunity.

•  Consists primarily of equity compensation, which encourages our executives to act as owners with a significant stake in Microsoft.

•  Delivers a majority of pay based on performance.

•  Balances long-term and short-term incentives.

•  Enhances long-term focus by subjecting a significant percentage of total target compensation to multi-year performance requirements or vesting.

•  Does not encourage unnecessary and excessive risk taking.

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Best Practices in Executive Compensation

The compensation program for our executive officers demonstrates we follow best practices.

We Do

•   Have a stock ownership policy that reinforces alignment between the interests of our shareholders and our executive officers.

•   Have a strong executive compensation (“clawback”) policy to ensure accountability.

•   Prohibit pledging, hedging, and trading in derivatives of Microsoft securities.

•   Have an independent compensation consultant advising the Compensation Committee.

We Do Not

•   Offer excessive perquisites (no executive-only club memberships or medical benefits) or tax gross-ups.

•   Have employment contracts.

•   Provide change in control benefits.

•   Have executive-only retirement programs.

•   Guarantee bonuses.

•   Pay dividends on unvested stock awards.

Our Board and Compensation Committee reviewed the prior year’s voting results and, through our regular shareholder engagement, sought to understand the factors that influenced voting decisions. The Board and the Compensation Committee will continue to consider feedback obtained through this process in making future decisions about our executive compensation program.

Management Proposal 3: Ratification of the Selection of Deloitte & Touche LLP as Independent Auditor for Fiscal Year 2020

The Audit Committee has selected Deloitte & Touche LLP as Microsoft’s independent auditor for fiscal year 2020. The Board asks shareholders to ratify that selection. Although current law, rules, and regulations, and the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise Microsoft’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Deloitte & Touche for ratification by shareholders as a matter of good corporate practice. As described in Part 3 – Audit Committee Matters, the Board considers the selection of Deloitte & Touche as Microsoft’s independent auditor for fiscal year 2020 to be in the best interests of Microsoft and its shareholders.

Receipt of a majority of the votes cast is required to approve this proposal. If the selection of Deloitte & Touche is not ratified, the Audit Committee will consider the result a recommendation to consider selection of a different firm.

The Board of Directors recommends a vote FOR the ratification of the independent auditor.

Shareholder Proposal 1: Report on Employee Representation on Board of Directors

A shareholder has advised us that it intends to submit the following proposal for consideration at our Annual Meeting.

Employee Representation on the Board of Directors

WHEREAS:

Our company’s employees, including management and top performing engineers, are crucial to our ability to offer shareholders continued return on their investment. A 2018 Forbes article emphasized the need for retaining top employees by “focus[ing] on excellence in engagement’’;

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However, in the past two years relations with our Company’s employees have been strained:

•

Microsoft employees protested the company’s alleged failure to curtail gender discrimination and sexual harassment. They reported sexual harassment and threats, as well as a pattern of women being unfairly passed over for promotions;

•	During the recent controversial separation of immigrant children from their families, over 300 employees wrote an open letter denouncing Microsoft’s connection to Immigration and Customs Enforcement;

•

A group of employees argued that Microsoft “crossed the line into weapons development’’ when they publicly dissented against Microsoft’s military contract to develop augmented reality headsets for soldiers;

Shareholders fear that these examples illustrate deficient responsiveness to employee concerns and low satisfaction at the company. A news story on the employee letter related to the ICE contract, quoted an employee stating that “in a week they managed to wipe away all the goodwill...”;

In 2018, the Accountable Capitalism Act was introduced into the U.S. Congress to combat “America’s fundamental economic problems” such as companies’ failure to reinvest proceeds in their operations, including employees;

The Act would require that “boards ... include substantial employee participation ... ensur[lng] that no fewer than 40% of [a board’s] directors are selected by the corporation’s employees”;

Several European countries require employee representation on boards. Academic analysis of one such policy indicated a positive effect, stating that it “offer[s] advantages for technical efficiency, skill development and knowledge generation through its protection of specific human capital investments”;

A recent poll found that a majority of Americans “would support allowing employees at large companies to elect representatives to those companies’ boards of directors...’’;

Shareholders believe that our company can advance long-term value creation through a diverse board that includes non-management employee representation.

RESOLVED: Shareholders of Microsoft urge the Board of Directors to prepare a report to shareholders describing opportunities for the company to encourage the inclusion of non-management employee representation on the Board.

SUPPORTING STATEMENT: The report should be prepared within one year, at reasonable cost and excluding proprietary and privileged information. The Board is encouraged to assess:

1.	Any legal, technical, practical, or organizational impediments to non-management employees gaining board nomination;

2.	Benefits and challenges associated with board membership by non-management employees;

3.	Opportunities or procedures through which non-management employees could gain nomination to the board, such as allocation of board slots for non-management employees, special board nomination processes for non-management employees, potential for building upon the company’s existing proxy access provision, and any needed changes to corporate governance documents to accomplish such changes.

Board Recommendation on Shareholder Proposal 1

The Board recommends that shareholders vote AGAINST this proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

Our existing director selection process is designed to identify and nominate the strongest director candidates from all available sources, including our employees. We believe an employee candidate for the Board of Directors should be evaluated by the same standards and criteria as any other candidate. This proposal would require us to deviate from our existing rigorous processes and could diminish the effectiveness of our Board.

An effective board of directors consists of individuals with a diverse and complementary blend of experiences, skills, and perspectives. As described in Part 1 – Governance and our Board of Directors – Director Selection and Qualifications, our Governance and Nominating Committee, along with the full Board, evaluates and recommends director nominees. In doing so, they carefully assess the specific qualifications of potential director nominees and determine whether they will contribute to an effective, diverse Board that operates openly and collaboratively to serve the best interests of all of our shareholders. As stated in Director

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Selection and Qualifications, the Board considers many factors, including general understanding of global business, sales and marketing, finance, and other disciplines relevant to the success of a large, publicly traded company; understanding of our business and technology; educational and professional background; personal accomplishment; and national, gender, age, and ethnic diversity.

Our Board draws its strength and effectiveness from the broad perspective built into our nomination process. Our directors collectively have senior leadership experience at major domestic and international companies. They have key management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and international business. Many of our directors also have experience on boards of other global public companies, giving them a broad understanding of corporate governance practices and trends, challenges, and strategies.

Any shareholder can recommend a prospective director candidate, including a Company employee, for the Board’s consideration. We describe how to do this above in Part 1 – Governance and our Board of Directors – Director Selection and Qualifications – Shareholder Recommendations and Nominations of Director Candidates. The Governance and Nominating Committee will consider and evaluate nominees proposed by shareholders in the same manner as a nominee recommended by a Board member, management, search firm, or any other source. Giving non-management employees a dedicated position on the Board, a different process for board representation, or a different set of qualifications would undercut the role of the Governance and Nominating Committee and the Board in one of the most important and strategic elements of corporate governance.

Having an independent board is a core element of our governance philosophy. Our Corporate Governance Guidelines provide that a substantial majority of our directors will be independent. Except for our CEO Satya Nadella and our co-founder Bill Gates, all of our current directors are independent. This proposal suggests we should add another director employed by Microsoft. This would decrease the number of directors who qualify as independent of the Company.

We take an active interest in the health of Microsoft’s culture, human resource management, and the employee experience. We have built accountability for these things into our executive compensation. As detailed in Part 2 of this Proxy Statement, our Named Executive Officers’ annual cash incentives includes consideration of their performance on a variety of qualitative factors, including diversity and inclusion and workplace culture.

Employees have numerous ways to be heard and exert influence outside of board representation. Establishing the best work environment we can for our employees is a key element of our continued success. Open and respectful communication is one of Microsoft’s core values, and we have multiple channels for all stakeholders, including employees, to provide feedback to management. For example, our CEO and senior leaders regularly host company- and organization-wide meetings to provide business updates and answer questions posed by employees. Employees can raise questions at any time on the CEO Connection page on Yammer. We poll our entire employee population annually to collect feedback on management, strategy, culture, compensation, and a variety of other areas, and the Company’s Chief Human Resource Officer presents a summary of that information to the Board annually. We encourage employees to raise issues or questions through our Open Door Policy, which states that employees can raise any concerns or questions to any member of management or to Human Resources. As we describe in our company-wide Standards of Business Conduct training, employees have multiple avenues to raise and have addressed, anonymously if they wish, any compliance or other concern. The askboard@microsoft.com email alias is a vehicle for submitting questions directly for the Board’s attention.

The Company takes information communicated through these venues very seriously, including feedback about culture, diversity, business practices, and compliance and regularly provides responses and updates on issues that employees raise. The Board, the Compensation Committee, and the Regulatory and Public Policy Committee engage with the Company’s SLT and Human Resources executives across a broad range of human capital management topics including culture, succession planning and development, compensation, benefits, employee recruiting and retention, and diversity and inclusion.

For these reasons, the Board believes that changing our board nomination and membership framework with respect to Company employees as outlined by this proposal is unnecessary and will not enhance shareholder value.

Receipt of a majority of the votes cast is required to approve this proposal.

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Shareholder Proposal 2. Report on Gender Pay Gap

Two shareholders have advised us that they intend to submit the following proposal for consideration at our Annual Meeting.

Gender Pay Equity

Whereas: The World Economic Forum estimates the gender pay gap costs the economy 1.2 trillion dollars annually. The median income for women working full time in the United States is 80 percent of that of their male counterparts. This disparity can equal nearly half a million dollars over a career. The gap for African American and Latina women is 60 percent and 55 percent. At the current rate, women will not reach pay parity until 2059.

United States companies have begun reporting statistically adjusted equal pay for equal work numbers, assessing the pay of men and women performing similar jobs, but mostly ignore median pay gaps. Regulation in the United Kingdom now mandates disclosure of median gender pay gaps. And while Microsoft reported an eight percent median hourly pay gap and 13 percent bonus pay gap for its United Kingdom operations, it has not published median information for its global operations.

Microsoft reports women earn 99.7 percent of the compensation received by men on a statistically adjusted equal pay basis. Yet, that statistically adjusted number alone fails to consider how discrimination affects differences in opportunity. In contrast, median pay gap disclosures address the structural bias that affects the jobs women hold, particularly when men hold most higher paying jobs.

Women account for nearly 28 percent of Microsoft’s employees, but only 22 percent of leadership. Mercer finds actively managing pay equity “is associated with higher current female representation at the professional through executive levels and a faster trajectory to improved representation.”

Research from Morgan Stanley, McKinsey, and Robeco Sam suggests gender diverse leadership leads to superior stock price performance and return on equity. McKinsey states, “the business case for the advancement and promotion of women is compelling.” Best practices include “tracking and eliminating gender pay gaps.”

Public policy risk is of concern, not only in the United Kingdom, but in the United States as well. The Paycheck Fairness Act pends before Senate. California, Massachusetts, New York, and Maryland have strengthened equal pay legislation. The Congressional Joint Economic Committee reports 40 percent of the wage gap may be attributed to discrimination.

Resolved: Shareholders request Microsoft report on the company’s global median gender pay gap, including associated policy, reputational, competitive, and operational risks, and risks related to recruiting and retaining female talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.

The gender pay gap is defined as the difference between male and female median earnings expressed as a percentage of male earnings (Organization for Economic Cooperation and Development).

Supporting Statement: A report adequate for investors to assess company strategy and performance would include the percentage global median pay gap between male and female employees across race and ethnicity, including base, bonus and equity compensation.

Board Recommendation on Shareholder Proposal 2

The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

We share the proponents’ commitment to gender pay equity at Microsoft. However, we believe the disclosures and processes the proponents are suggesting focus on data that is not a good measure of our direction or success. Moreover, our current disclosures, programs, and initiatives provide significant transparency and create specific internal accountabilities to address gender pay gap concerns.

At Microsoft, we know that if we want to build products and services for everyone on the planet, our employees need to be representative of everyone on the planet. To that end, we’re committed to equal pay for equal work, and to ensuring the representation of women throughout the Company at all levels.

To demonstrate our commitment to creating a diverse and inclusive workforce, we provide transparency on many aspects of our workforce. Since 2016, we have reported annually on pay equity of both female and minority employees compared with male and

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1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Caucasian employees, respectively, with the same job title and level. We make this information public in our diversity, representation, and pay equity report at https://www.microsoft.com/en-us/diversity/inside-microsoft/default.aspx, so that we can demonstrate not only equal pay for equal work, but our progress in achieving fair representation of women and minorities across numerous Company segments, including the entire workforce, technology positions, non-technology positions, and leadership. In November 2018, we reported that for every $1.000 earned by males, female employees in the U.S. earn $1.000 in the same job title and level. Racial and ethnic minorities in the U.S. combined earn $1.006 for every $1.000 earned by their Caucasian counterparts. In our 2019 reporting, we will add equal pay information for the five countries outside the U.S. in which we employ the most people. These six countries will cover nearly 80 percent of our total employee population and we plan to increase that percentage annually.

We recognize that beyond equal pay, the hiring and advancement of women and minorities into management and leadership positions is another crucial factor that will close any overall difference in pay between men and women and racial and ethnic minorities. We set aspirational representation goals for ourselves and measure our progress against those goals. Notably, our executives are reviewed on their success driving culture and organizational leadership, which can include performance indicators that focus on diversity and inclusion on their teams.

To improve diversity in hiring, we have created or participate in numerous programs designed to augment the pipeline of female and other diverse talent pools. For example, we invest in programs to educate, attract, and inspire girls and young women into an education in STEM subjects. Our DigiGirlz program at https://www.microsoft.com/en-us/diversity/programs/digigirlz/default.aspx gives high school girls the chance to participate in hands-on computer and technology workshops, learn about careers in technology, and connect with Microsoft employees. We also help girls grow their skills and love for technology through our support of Technolochicas at https://technolochicas.org/, Black Girls Code at http://www.blackgirlscode.com/, and Girls Who Code at https://girlswhocode.com/. Additionally, through our YouthSpark program, we spend time with thousands of girls across the world, providing workshops in coding and encouraging young people to consider careers in technology including interview technique, resume writing, and more. Our Women@Microsoft Employee Resource Group enables girls to participate in STEM role modelling workshops as part of our schools outreach program.

Beyond pipelining programs, we also consider ways we can influence the broader Microsoft ecosystem to be more diverse. Examples include our minority supplier programs as well as efforts to ensure our vendors offer programs offer minimum parental leave to support a more diverse workforce.

Beginning with our 2019 reporting in November, we will provide even more transparency in representation through additional segmentation of the data to include more reporting into the number of women and racial and ethnic minorities in manager versus individual contributor roles, middle management roles, and leadership roles. In contrast, the single median pay gap metric being proposed doesn’t help us improve our approach or provide the details our managers and leaders need to make hiring, promotion, and retention decisions in a way that drives representation of women in management and leadership roles. We believe that the metrics we use drive both equal pay for equal work and meaningful recruitment and advancement of diverse employees across all levels of our global workforce, including in executive and senior roles.

Our Board is highly engaged in our diversity and inclusion efforts. Management reports pay equity, diversity, and representation information to the Compensation Committee on a regular basis. In addition, the Board is committed to its own diversity, by actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. We work with our search firm to ensure that candidate slates provided to the Committee include diverse candidates. The slate of directors nominated in this Proxy Statement represents a Board comprising five women (38%), seven members with gender or ethnic diversity (54%), and if the slated is elected, two of our four Board committees will be chaired by women.

In addition to focusing on increasing diversity within the pipeline of tech talent, we look outside our traditional recruiting practices to become more expansive in our sources and more inclusive in our processes. We are focused on inclusive job descriptions, diverse slates, inclusive interview practices and, most importantly, taking the time to ensure we find and “screen in” the best talent. At its core, screening in reflects our desire to bring in talented people who aren’t carbon copies of existing employees, because building a homogenous workforce isn’t the best way to innovate and problem solve for the increasingly diverse customers we serve. Screening in involves finding common ground with candidates, instead of ways of ruling them out. We continue to invest significantly in our intern and explorers programs which are highly diverse and yield high conversion to full time hires.

Equally important to recruiting more diverse talent is our ability to retain them. We know that people go where they are invited, but they stay where they are welcomed. Our programs are designed to enhance promotion and retention of women in leadership roles. Our managers play an important role in the development of talent. We in turn are investing in managers’ development, so they can be better coaches and advocates across the employee’s experience at work. Our senior leadership team is held accountable to achieve progress in this area, as a portion of their bonus is tied to progress on diversity and inclusion within their respective

2019 PROXY STATEMENT  61

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

organizations. As detailed in Part 2, our Named Executive Officers’ annual cash incentives includes consideration of their performance on a variety of qualitative factors including diversity and inclusion and workplace culture.

Our employees play a critical role in helping us create a culture where women and diverse groups can thrive. Our open partnerships with Employee Information and Policy groups (One Voice), Diversity and Inclusion Councils, Employee Resource Groups, and Employee Networks are critical to helping us create a safe, inclusive environment. We continue to invest in our Employee Resource Groups (LGBTQI+, disAbility, families, Asians, Blacks, Hispanic/Latinx, Women and military) and employee networks to build community and create opportunity. We partner closely with them to identify, discuss, and address the unique needs surfaced by each community. We train all employees on unconscious biases that, among other things, can impede the career progress of underrepresented groups. More recently, we made inclusion a “core priority” for all employees at Microsoft, which means that as part of the performance review and growth process, every employee is asked to make inclusion a regular – and personal – part of their job.

In summation, we do not believe that the additional data requested in the proposal would improve upon our existing commitment to pay equity and the advancement of women at Microsoft. We believe that our existing reporting of equal pay and other metrics related to women in our workforce demonstrate our efforts to recruit, retain, and promote women, and fulfills the objective of this proposal, making the report requested in the proposal unnecessary.

Receipt of a majority of the votes cast is required to approve this proposal.

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5. Information About the Meeting

Date, Time, and Place of Meeting

Date: December 4, 2019

Time: 8:00 a.m. Pacific Time

Virtual Meeting Access: http://www.virtualshareholdermeeting.com/MSFT19

This Proxy Statement was first mailed to shareholders on or about October 22, 2019. It is furnished in connection with the solicitation of proxies by the Board of Directors of Microsoft Corporation to be voted during the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting.

Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy during the meeting. A shareholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the Annual Meeting or by timely executing and delivering, by Internet, telephone, or mail, another proxy dated as of a later date.

Proxy Materials are Available on the Internet

We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On October 22, 2019, we mailed a Notice of Internet Availability of Proxy Materials to certain of our shareholders. The Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

Participating in the Annual Meeting

This year’s Annual Meeting will be accessible through the Internet. We have adopted a virtual format for our Annual Meeting to make participation accessible for shareholders from any geographic location with Internet connectivity. We have worked to offer the same participation opportunities as were provided at the in-person portion of our past meetings while further enhancing the online experience available to all shareholders regardless of their location. The accompanying proxy materials include instructions on how to participate in the meeting and how you may vote your shares of Company stock.

You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on October 8, 2019, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/MSFT19, you must enter the 16-digit control number found next to the label “Control Number” for postal mail recipients or within the body of the email sending you the Proxy Statement.

Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. You may log on to proxyvote.com and enter your Control Number.

This year’s shareholders question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your Control Number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/MSFT19. We will post questions and answers if applicable to Microsoft’s business on the Microsoft Investor Relations website shortly after the meeting.

We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on December 4, 2019. If you have difficulty accessing the meeting, please call 1-800-586-1548 (toll free) or 303-562-9288 (international). We will have technicians available to assist you.

We will also make the Annual Meeting viewable to anyone interested in a Microsoft Teams broadcast at https://www.microsoft.com/investor.

2019 PROXY STATEMENT  63

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Soliciting Proxies

The Board of Directors is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of Microsoft, none of whom will receive any additional compensation for their services. D.F. King & Co., Inc. may solicit proxies at a cost we anticipate will not exceed $20,000. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. Microsoft will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Microsoft will pay all proxy solicitation costs.

Shareholders of record at the close of business on October 8, 2019, will be entitled to vote during the meeting on the basis of one vote for each share held. On October 8, 2019, there were 7,695,351,675 shares of common stock outstanding, held of record by 92,626 shareholders.

Householding

To reduce costs and reduce the environmental impact of our Annual Meeting, a single Proxy Statement and Annual Report, along with individual proxy cards or individual Notices of Internet Availability, will be delivered in one envelope to certain shareholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address unless contrary instructions have been received from an affected shareholder. Shareholders participating in householding will continue to receive separate proxy cards. If you are a registered shareholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our transfer agent, Computershare, by mail at P.O. Box 505000, Louisville, KY, 40233-5000; by phone at (800) 285-7772, option 1; or by email at web.queries@computershare.com. If you are a beneficial shareholder, you may contact the broker or bank where you hold the account.

Election of Directors

Thirteen directors are to be elected during the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. If, for any reason, the directors are not elected at an annual meeting, they may be elected at a special meeting of shareholders called for that purpose in the manner provided by our Bylaws. The accompanying proxy will be voted in favor of the nominees presented in Part 1 – Governance and Our Board of Directors to serve as directors unless the shareholder indicates to the contrary on the proxy. All the nominees except Ms. Walmsley are current directors.

The Board expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.

Voting Procedures

Tabulation of Votes

Our independent election inspector, Broadridge Financial Services, will tabulate votes cast by proxy or electronically during the meeting. We expect to publish the final vote tabulation on our website at http://www.microsoft.com/en-us/investor/corporate-governance/votingresults.aspx within one business day after the Annual Meeting. We will also report the results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

Majority Vote Standard for Election of Directors

In an uncontested election, each director will be elected by a majority of the votes cast. A majority of votes cast means the number of shares cast “for” a director’s election exceeds the number of votes cast “against” that director. We will not treat as cast any share (a) whose ballot is marked as withheld, (b) that is otherwise present during the meeting but for which there is an abstention, or (c) that is otherwise present during the meeting as to which a shareholder gives no authority or direction. In a contested election, the directors will be elected by a plurality of the votes cast, meaning the directors receiving the largest number of “for” votes will be elected.

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1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

A contested election is one in which:

•	As of the last day for giving notice of a shareholder nominee, a shareholder has nominated a candidate for director according to the requirements of our Bylaws.

•	As of the date that notice of the meeting is given, the Board of Directors considers that a shareholder candidacy has created a bona fide election contest.

In an uncontested election, a nominee who does not receive a majority vote will not be elected. Except as explained in the next paragraph, an incumbent director who is not elected because he or she does not receive a majority vote will continue to serve as a holdover director until the earliest of: (a) 90 days after the date on which the election inspector determines the voting results as to that director, (b) the date on which the Board of Directors appoints an individual to fill the office held by that director, or (c) the date of that director’s resignation.

The Board of Directors may fill any vacancy resulting from the non-election of a director as provided in our Bylaws. The Governance and Nominating Committee will consider promptly whether to fill the office of a nominee who fails to receive a majority vote and make a recommendation to our Board about filling the office.

The Board of Directors will act on the Governance and Nominating Committee’s recommendation and within 90 days after certification of the shareholder vote will disclose publicly its decision.

Additional details about this process are specified in our Bylaws, which are available on our website at https://aka.ms/policiesandguidelines.

Vote Required; Effect of Abstentions and Broker Non-Votes

The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present during the Annual Meeting to determine whether a quorum is present. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how to vote your shares through the voting instruction form included with this Proxy Statement. If you wish to vote the shares you own beneficially during the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

Brokers and custodians cannot vote uninstructed shares on your behalf in director elections, “say-on-pay”, and shareholder proposals. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

	Votes Required for Approval	Abstentions	Uninstructed Shares
Management Proposals
Election of 13 Directors	Majority of votes cast	Not voted	Not voted
Advisory Vote to Approve Named Executive Office Compensation (“say-on-pay”)	Majority of votes cast	Not voted	Not voted
Ratification of the Selection of Deloitte & Touche LLC as our Independent Auditor for Fiscal Year 2020	Majority of votes cast	Not voted	Discretionary vote
Shareholder Proposals
Report on Employee Representation on Board of Directors	Majority of votes cast	Not voted	Not voted
Report on Gender Pay Gap	Majority of votes cast	Not voted	Not voted

Vote Confidentiality

We maintain the confidentiality of the votes of individual shareholders. Ballots, proxy forms, and voting instructions returned to brokerage firms, banks, and other holders of record are kept confidential. Only the proxy solicitor, proxy tabulator, and inspector of election have access to the ballots, proxy forms, and voting instructions. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy forms, and voting instructions only if there is a proxy contest, if the shareholder authorizes disclosure, to defend legal claims, or as otherwise required by law. If you write comments on your proxy card or ballot, management may learn how you voted in reviewing your comments.

2019 PROXY STATEMENT  65

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Where to Find More Proxy Voting Information

•	The SEC website has a variety of information about the proxy voting process at http://www.sec.gov/spotlight/proxymatters.shtml.

•	Contact the Microsoft Investor Relations department through our website at http://www.microsoft.com/investor or by phone at 425-706-4400.

•	You may view our Annual Report and vote your shares at http://www.proxyvote.com.

•	Contact the broker or bank through which you beneficially own your shares.

Where to Find our Corporate Governance Documents

Copies of our Board committee charters and other governance documents listed in Part 1 – Governance and our Board of Directors can be found at https://aka.ms/policiesandguidelines. We will provide any of the foregoing information to a shareholder without charge upon written request to MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399.

Proposals by Shareholders for 2020 Annual Meeting

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed for next year’s annual meeting must submit their proposals so they are received by the Corporate Secretary of Microsoft, by one of the means described below, no later than the close of business (5:30 p.m. Pacific Time) on June 18, 2020. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before the 2020 Annual Meeting, a shareholder’s notice of nomination of one or more director candidates to be included in the Company’s proxy statement and ballot pursuant to Section 1.14 of our Bylaws (a “proxy access nomination”) must be received by the Corporate Secretary of Microsoft, by one of the means described below, no earlier than May 19, 2020 and no later than the close of business on June 18, 2020 (i.e., not later than the close of business on the 120th day nor earlier than the 150th day prior to the first anniversary of the date the definitive proxy statement was first released to shareholders in connection with the preceding year’s annual meeting of shareholders). If the date of the 2019 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day and not later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2020 Annual Meeting is first made by the Company.

In order to be properly brought before the 2020 Annual Meeting, a shareholder’s notice of any matter the shareholder wishes to present (other than a matter brought pursuant to SEC Rule 14a-8 or a proxy access director nomination), or the person or persons the shareholder wishes to nominate as a director, must be received by the Corporate Secretary of Microsoft, by one of the means described below, no earlier than August 6, 2020, and no later than the close of business on September 5, 2020 (i.e., not less than 90 nor more than 120 days before the first anniversary of the date of the 2019 Annual Meeting). If our annual meeting date occurs more than 30 days before or 60 days after December 4, 2020, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2020 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2020 Annual Meeting or, if the first public announcement of the date of the 2020 Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a shareholder’s notice must include the information about the proposal or nominee specified in our Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Microsoft will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.

Notices of intent to present proposals or nominate directors at the 2020 Annual Meeting, and all supporting materials required by our Bylaws, must be submitted by one of the following means:

•	Electronically: askboard@microsoft.com.

•	By Mail: MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399.

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We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Other Business

The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far as is known to our Board, no matters are to be brought before the meeting other than as specified in the notice of meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, proxies will be voted in accordance with the judgment of the persons voting such proxies.

Representatives of Deloitte & Touche, independent auditor for Microsoft for fiscal year 2019 and the current fiscal year, will be present during the Annual Meeting, have an opportunity to make a statement if they desire to do so, and be available to respond to appropriate questions.

DATED: Redmond, Washington, October 16, 2019.

2019 PROXY STATEMENT  67

Annex A – Reconciliation of GAAP to Non-GAAP Financial Measures

The following table reconciles financial results reported in accordance with accounting principles generally accepted in the U.S. GAAP to non-GAAP financial results. These non-GAAP financial measures have been provided to aid investors in better understanding the Company’s performance. The GAAP financial results included the net tax impact from the Tax Cuts and Jobs Act (“TCJA”) and the net tax impact of the transfer of intangible properties.

Non-GAAP Definition

Transfer of Intangible Properties. In the fourth quarter of fiscal year 2019, in response to the TCJA and recently issued regulations, we transferred certain intangible properties held by our foreign subsidiaries to the United States and Ireland. The transfers of intangible properties resulted in a $2.6 billion net income tax benefit recorded in the fourth quarter of fiscal year 2019, as the value of future tax deductions exceeded the current tax liability from foreign jurisdictions and U.S. global intangible low-taxed income tax.

The TCJA Impact. During the twelve months ended June 30, 2019 and 2018, we recorded a net tax charge of $157 million and $13.7 billion, respectively, related to the enactment of the TCJA.

We have provided non-GAAP financial measures related to the transfer of intangible properties and the TCJA to aid investors in better understanding our performance. We believe these non-GAAP measures assist investors by providing additional insight into our operational performance and help clarify trends affecting our business. For comparability of reporting, management considers non-GAAP measures in conjunction with GAAP financial results in evaluating business performance. The non-GAAP financial measures presented in this proxy statement should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

The following table reconciles our financial results reported in accordance with GAAP to non-GAAP financial results All growth comparisons relate to the corresponding period in the last fiscal year.

	Twelve Months Ended June 30,
(in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share
2018 As Reported (GAAP)	$110,360	$35,058	$16,571	$2.13
Net Tax Impact of the TCJA	—	—	13,696	1.75
2018 As Adjusted (non-GAAP)	$110,360	$35,058	$30,267	$3.88
2019 As Reported (GAAP)	$125,843	$42,959	$39,240	$5.06
Net Tax Impact of Transfer of Intangible Properties	—	—	(2,567)	(0.33)
Net Tax Impact of the TCJA	—	—	157	0.02
2019 As Adjusted (non-GAAP)	$125,843	$42,959	$36,830	$4.75
Percentage Change Y/Y (GAAP)	14%	23%	137%	138%
Percentage Change Y/Y (non-GAAP)	14%	23%	22%	22%

Non-GAAP Executive Incentive Plan (“Incentive Plan”) Performance Metrics in Compensation Discussion and Analysis

We use certain non-GAAP financial performance metrics in our Incentive Plan, as described at pages 34 and 39.

68

Microsoft Employee Giving

Microsoft employees are passionate about giving time, money and skills to address the issues facing our world. It’s part of our culture and how we live our mission.

TOTAL GIVING LAST 3 FISCAL YEARS

$482.6 MILLION

INCLUDING CORPORATE MATCH

C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR code above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MSFT19

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85124-P28693	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MICROSOFT CORPORATION
The Board of Directors recommends a vote “FOR” EACH OF THE FOLLOWING NOMINEES, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “AGAINST” PROPOSAL 4 and “AGAINST” PROPOSAL 5.

1.	Election of Directors: (The Board recommends a vote FOR each nominee)		For	Against	Abstain

	01.	William H. Gates lll	☐	☐	☐

	02.	Reid G. Hoffman	☐	☐	☐				For	Against	Abstain

	03.	Hugh F. Johnston	☐	☐	☐		10.	John W. Stanton	☐	☐	☐

	04.	Teri L. List-Stoll	☐	☐	☐		11.	John W. Thompson	☐	☐	☐

	05.	Satya Nadella	☐	☐	☐		12.	Emma Walmsley	☐	☐	☐

	06.	Sandra E. Peterson	☐	☐	☐		13.	Padmasree Warrior	☐	☐	☐

	07.	Penny S. Pritzker	☐	☐	☐	2.	Advisory vote to approve named executive officer compensation (The Board recommends a vote FOR this proposal)		☐	☐	☐

	08.	Charles W. Scharf	☐	☐	☐	3.	Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2020 (The Board recommends a vote FOR this proposal)		☐	☐	☐

	09.	Arne M. Sorenson	☐	☐	☐	4.	Shareholder Proposal - Report on Employee Representation on Board of Directors (The Board recommends a vote AGAINST this proposal)		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐	5.	Shareholder Proposal - Report on Gender Pay Gap (The Board recommends a vote AGAINST this proposal)		☐	☐	☐

Note:		Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Shareholders Meeting Information:

www.virtualshareholdermeeting.com/MSFT19

Date: December 4, 2019
Time: 8:00 AM PT

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E85125-P28693

MICROSOFT CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JOHN W. THOMPSON and SATYA NADELLA, and each of them, with full power of substitution, as proxies to vote all the shares the undersigned is entitled to vote at the Annual Shareholders Meeting of the Company to be held virtually December 4, 2019 at 8:00 a.m. Pacific Time and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement of the Annual Shareholders Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made as to any item, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side